EXECUTION COPY

Dated 26 November 2002

RICHARDSON ELECTRONICS LIMITED

as Chargor

in favour of

BANK ONE, NA

as Administrative Agent

_________________________________________

DEBENTURE

__________________________________________

AB

London

CONTENTS

Clauses

1. DEFINITIONS AND INTERPRETATION

2. PAYMENT OF SECURED OBLIGATIONS

3. FIXED CHARGES, ASSIGNMENTS AND FLOATING CHARGE

4. CRYSTALLISATION OF FLOATING CHARGE

5. PERFECTION OF SECURITY

6. FURTHER ASSURANCE

7. REPRESENTATIONS AND WARRANTIES

8. NEGATIVE PLEDGE AND DISPOSALS

9. SHARES AND INVESTMENTS

10. ACCOUNTS

11. MONETARY CLAIMS

12. INSURANCES

13. REAL PROPERTY

14. INTELLECTUAL PROPERTY

15. charged AGREEMENTS

16. LICENCES

17. ENFORCEMENT OF SECURITY

18. EXTENSION AND VARIATION OF THE LAW OF PROPERTY ACT 1925

19. APPOINTMENT OF RECEIVER

20. POWERS OF RECEIVER

21. APPLICATION OF MONEYS

22. PROTECTION OF PURCHASERS

23. POWER OF ATTORNEY

24. EFFECTIVENESS OF SECURITY

25. RELEASE OF SECURITY

26. SET-OFF

27. SUBSEQUENT SECURITY INTERESTS

28. CURRENCY INDEMNITY

29. ASSIGNMENT

30. NOTICES

31. EXPENSES, STAMP TAXES AND INDEMNITY

32. PAYMENTS FREE OF DEDUCTION

33. DISCRETION AND DELEGATION

34. PERPETUITY PERIOD AND DECLARATION OF TRUST

35. GOVERNING LAW

36. ENFORCEMENT

Schedules

SCHEDULE 1 Details of Real Property

SCHEDULE 2 Details of Assigned Accounts

SCHEDULE 3 Details of Intellectual Property

SCHEDULE 4 Details of Shares

SCHEDULE 5 Details of Investments

SCHEDULE 6 Details of Charged Agreements

SCHEDULE 7 Details of Licences

SCHEDULE 8 Details of Insurance Policies

SCHEDULE 9 Notice of Assignment/Charge

SCHEDULE 10 Account Notice

SCHEDULE 11 Insurance Notice

SCHEDULE 12 Form of Nominee Undertaking

APPENDIX Securities held by Nominee on behalf of the Chargor

THIS DEBENTURE is made on 26 November 2002

BY

(1) RICHARDSON ELECTRONICS LIMITED, a company incorporated in England under company number 01579261 with its registered office at Inspring House, Searby Road, Lincoln LN2 4DT (the "Chargor") in favour of

(2) BANK ONE, NA as agent and as security trustee for the Secured Parties from time to time on the terms and conditions set out herein and in the Facility Agreement (the "Administrative Agent" which expression shall include any person for the time being appointed as Administrative Agent or as an additional Administrative Agent for the purpose of, and in accordance with, the Facility Agreement).

IT IS AGREED as follows:

1. DEFINITIONS AND INTERPRETATION

1.1 Definitions

Terms defined in the Facility Agreement, unless otherwise defined in this Debenture, have the same meaning when used in this Debenture and in addition:

"Account" means any credit balance from time to time on any account opened or maintained by the Chargor with the Administrative Agent or any other financial institution (other than the Assigned Accounts) and all Related Rights.

"Account Notice" means a notice of assignment in the form set out in Part 1 of Schedule 10 (Form of Account Notices) or in such other form as may be specified by the Administrative Agent.

"Agreement Notice" means a notice of assignment/charge in the form set out in Part 1 of Schedule 9 (Form of Notice of Assignment/Charge) or in such other form as may be specified by the Administrative Agent.

"Assigned Account" means any Account (including any renewal or redesignation thereof) that may from time to time be identified in writing as an Assigned Account by the Administrative Agent (including each Account specified in Schedule 2 (Details of Assigned Accounts)).

"Charged Agreements" means the agreements specified in Schedule 6 (Details of Charged Agreements).

"Charged Property" means all the assets and undertaking of the Chargor which from time to time are the subject of the security created or expressed to be created in favour of the Administrative Agent by or pursuant to this Debenture.

"Collateral Rights" means all rights, powers and remedies of the Administrative Agent provided by or pursuant to this Debenture or by law.

"Delegate" means any person appointed pursuant to Clause 33.2 (Delegation) and any person appointed as an attorney of the Administrative Agent and/or Receiver.

"Environmental Licence" means any permit, licence, authorisation, consent or other approval required by any Environmental Law.

"Event of Default" means each "Default" and/or "Unmatured Default" as defined in the Facility Agreement.

"Facility Agreement" means the Amended and Restated Revolving Credit Facility Agreement dated 26 November 2002 made between the Borrowers (including, without limitation, the Chargor), the Lenders from time to time party thereto and the Funding Agents (including, without limitation, the Administrative Agent) (each as defined therein) as amended, varied, novated or supplemented from time to time.

"Fixtures" means all fixtures and fittings (including trade fixtures and fittings) and fixed plant and machinery on the Real Property.

"Insurance Notice" means a notice in the form set out in Part 1 of Schedule 11 (Form of Insurance Notice) or in such other form as may be specified by the Administrative Agent.

"Insurance Policy" means any policy of insurance in which the Chargor may from time to time have an interest (including those specified in Schedule 8 (Details of Insurance Policies)).

"Intellectual Property" means any patents, trade marks, service marks, designs, business names, copyrights, design rights, moral rights, inventions, confidential information, knowhow and other intellectual property rights and interests, whether registered or unregistered, the benefit of all applications and rights to use such assets and all Related Rights (including any of the same specified in Schedule 3 (Details of Intellectual Property)).

"Investments" means any present and future stocks, shares, debentures, securities and other investments, assets, rights or interests falling within Part I of Schedule 1 to the Financial Services Act 1986 (as in force at the date hereof but so that the exceptions in the notes to paragraphs 2 and 5 and note (1) to paragraph 8 of that Part shall not apply) (but not including the Shares) whether held directly by or to the order of the Chargor or by any Administrative Agent, fiduciary or clearance system or a relevant nominee (as that term is defined in the Uncertificated Securities Regulations) or otherwise on its behalf and all Related Rights (including all rights against any such Administrative Agent, fiduciary clearance system or nominee) (including any of the same specified in Schedule 5 (Details of Investments)).

"Licences" means all present and future licences, consents and authorisations (statutory or otherwise) held in connection with the Chargor's business or the use of the Charged Property and the right to recover and receive all compensation which may be payable to the Chargor in respect of them (including any of the same specified in Schedule 7 (Details of the Licences)).

"Monetary Claims" means any book and other debts and monetary claims owing to the Chargor and any proceeds thereof (including any claims or sums of money deriving from or in relation to any Intellectual Property, any Investment, any Shares, the proceeds of any Insurance Policy, any court order or judgment, any contract or agreement to which the Chargor is a party and any other assets, property, rights or undertaking of the Chargor).

"Nominee Undertaking" means an undertaking substantially in the form set out in Schedule 12 (Nominee Undertaking).

"Notice of Assignment" means an Account Notice, an Agreement Notice or an Insurance Notice, as the case may require.

"Permitted Security" means the liens permitted under Clause 6.14 (Liens) and Clause 6.15 (Prohibition of Negative Pledge) of the Facility Agreement.

"Real Property" means:

(a) any freehold, leasehold or immovable property (including the freehold and leasehold property in England and Wales specified in Schedule 1 (Details of Real Property); and

(b) any buildings, fixtures, fittings, fixed plant or machinery from time to time situated on or forming part of such freehold or leasehold property,and includes all Related Rights.

"Receivables Account" means an account or accounts so designated in writing by the Administrative Agent (which may be an Assigned Account or an account held with the Administrative Agent).

"Receiver" means a receiver or receiver and manager or administrative receiver of the whole or any part of any of the Charged Property.

"Related Rights" means, in relation to any asset:

(a) the proceeds of sale of any part of that asset;

(b) all rights under any licence, agreement for sale or agreement for lease in respect of that asset;

(c) all rights, benefits, claims, contracts, warranties, remedies, security, indemnities or covenants for title in respect of that asset; and

(d) any moneys and proceeds paid or payable in respect of that asset.

      "Secured Obligations" means all obligations covenanted to be discharged by the Chargor in Clause 2.1 (Covenant to Pay).

      "Secured Parties" means any Receiver or Delegate and each of the Non-U.S. Lenders and the Funding Agents.

      "Security" has the same meaning given to the defined term "Lien" in the Facility Agreement.

      "Shares" means all of the shares held by, to the order or on behalf of the Chargor including by a relevant nominee (as that term is defined in the Uncertificated Securities Regulations) or otherwise at any time, including, without limitation, the shares specified in Schedule 4 (Details of Shares).

      "Tangible Moveable Property" means any plant, machinery, office equipment, computers, vehicles and other chattels (excluding any for the time being forming part of the Chargor's stock-in-trade or work-in-progress) and all Related Rights.

      "Uncertificated Securities Regulations" means the Uncertificated Securities Regulations 1995 (SI 1995 No. 3272) and such other regulations made under Section 207 of the Companies Act 1989 as are applicable to CREST Co Limited and/or the relevant system of which it has been approved as Operator and are from time to time in force.

      1.2 Interpretation

      Unless a contrary indication appears, any reference in this Debenture to:

      (i) "assets" includes present and future properties, revenues and rights of every description;

      (ii) a "Document" or any other agreement or instrument is a reference to that Document or other agreement or instrument as amended or novated;

      (iii) "indebtedness" includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

      (iv) a "person" includes any person, firm, company, corporation, government, state or agency of a state or any association, trust or partnership (whether or not having separate legal personality) or two or more of the foregoing;

      (v) a "regulation" includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

      (vi) a provision of law is a reference to that provision as amended or re-enacted; and

      (vii) a time of day is a reference to London time; and

      (viii) the "Administrative Agent", the "Chargor", or the "Secured Parties" shall be construed so as to include its successors in title, permitted assigns and permitted transferees.

        (b) Clause and Schedule headings are for ease of reference only.

        (c) An Event of Default is "continuing" if it has not been waived.

        (d) The security constituted by, and the rights of the Administrative Agent under, this Debenture shall be enforceable notwithstanding any change in the constitution of the Administrative Agent or its absorption in or amalgamation with any other person or the acquisition of all or part of its undertaking by any other person.

        (e) The terms of the other Documents and of any side letters between the parties thereto in relation to any Document are incorporated in this Debenture to the extent required to ensure that any purported disposition of the Real Property contained in this Debenture is a valid disposition in accordance with Section 2(1) of the Law of Property (Miscellaneous Provisions) Act 1989.

        (f) Words and phrases which are not defined or construed in this Debenture but which are defined or construed or used in the Uncertificated Securities Regulations shall be construed as having the meanings ascribed to them therein.

        (g) Terms relating to the relevant system of which CREST Co Limited has been approved under the Uncertificated Securities Regulations as operator ("Operator") which are used in this Debenture, but not defined in this Clause 1 (Definitions and Interpretation), have the meanings given to them in the Glossary of the document entitled the "CREST Manual" issued by CREST Co Limited.

        (h) References in this Debenture to a relevant system of which CREST Co Limited has been approved as Operator shall be taken to refer to the functions or facilities comprised in such relevant system, irrespective of whether, in any particular case, those functions or facilities are used for purposes within or outside the scope of the Uncertificated Securities Regulations and terms defined in the Uncertificated Securities Regulations which are used in this Debenture shall be taken to have a corresponding meaning when used in relation to those functions or facilities of the relevant system of which CREST Co Limited has been approved as Operator when used for purposes that are not within (or to the extent that the same are not within) the scope of the Uncertificated Securities Regulations.

          1.3 Third Party Rights

            A person who is not a party to this Debenture has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or enjoy the benefit of any term of this Debenture.

            2. PAYMENT OF SECURED OBLIGATIONS

            2.1 Covenant to Pay

            The Chargor hereby covenants with the Administrative Agent that it shall on demand of the Administrative Agent discharge all obligations which the Chargor may at any time have to the Administrative Agent (whether for its own account or as Administrative Agent for the Secured Parties) or any of the other Secured Parties under or pursuant to the Documents (including this Debenture) including any liability in respect of any further advances made under the Documents, whether present or future, actual or contingent (and whether incurred solely or jointly and whether as principal or as surety or in some other capacity) and the Chargor shall pay to the Administrative Agent when due and payable every sum at any time owing, due or incurred by the Chargor to the Administrative Agent (whether for its own account or as Administrative Agent for the Secured Parties) or any of the other Secured Parties in respect of any such liabilities provided that neither such covenant nor the security constituted by this Debenture shall extend to or include any liability or sum which would, but for this proviso, cause such covenant or security to be unlawful or prohibited by any applicable law.

            2.2 Interest on Demand

              If the Chargor fails to pay any sum on the due date for payment of that sum the Chargor shall pay interest on any such sum (before and after any judgment and to the extent interest at a default rate is not otherwise being paid on such sum) from the date of demand until the date of payment calculated on a daily basis at the rate determined in accordance with the provisions of Clause 2.10 (Rates Applicable after Default) of the Facility Agreement.

              3. FIXED CHARGES, ASSIGNMENTS AND FLOATING CHARGE

              3.1 Fixed Charges

              The Chargor hereby charges with full title guarantee in favour of the Administrative Agent with the payment and discharge of the Secured Obligations, by way of first fixed charge (which so far as it relates to land in England and Wales vested in the Chargor at the date hereof shall be a charge by way of legal mortgage) all the Chargor's right, title and interest from time to time in and to each of the following assets (subject to obtaining any necessary consent to such mortgage or fixed charge from any third party):

              (a) the Tangible Moveable Property;

              (b) the Accounts;

              (c) the Intellectual Property;

              (d) any goodwill and rights in relation to the uncalled capital of the Chargor;

              (e) the Investments;

              (f) the Shares, all dividends, interest and other monies payable in respect of the Shares and all other Related Rights (whether derived by way of redemption, bonus, preference, option, substitution, conversion or otherwise);

              (g) all Monetary Claims other than any claims which are otherwise subject to a fixed charge or assignment (at law or in equity) pursuant to this Debenture and all Related Rights;

              (h) the Charged Agreements;

              (i) any pension fund; and

              (j) the Licences.

                    3.2 Assignments

                    The Chargor hereby assigns with full title guarantee to the Administrative Agent as security trustee for the Secured Parties as security for the payment and discharge of the Secured Obligations all the Chargor's right, title and interest from time to time in and to each of the following assets (subject to obtaining any necessary consent to that assignment from any third party):

                    (a) the proceeds of any Insurance Policy and all Related Rights; and

                    (b) all rights and claims in relation to any Assigned Account.

                          3.3 Floating Charge

                          The Chargor hereby charges with full title guarantee in favour of the Administrative Agent as security trustee for the Secured Parties with the payment and discharge of the Secured Obligations by way of floating charge the whole of the Chargor's undertaking and assets, present and future, other than any assets validly and effectively charged or assigned (whether at law or in equity) to the Administrative Agent as security trustee for the Secured Parties by way of fixed security under the laws of England and Wales, or of the jurisdiction in which that asset is situated.

                          3.4 Exceptions

                          (a) In relation to a Charged Agreement the fixed charge over that agreement under Clause 3.1(Fixed Charges)(h) shall be effective only to the extent that the terms of that agreement do not prohibit the granting of a fixed charge over that agreement and do not give rise to a default entitling the other party to terminate in the event of the creation of any such security.

                          (b) In relation to a Licence and any other present or future licence, consent or authorisation charged pursuant to Clause 3.1(Fixed Charges)(j) (for the purpose of this Clause 3.4, a "consent") the fixed charge over that consent shall be effective only to the extent that the creation or subsistence of the fixed charge or, as the case may be, the floating charge over that consent is not prohibited by statute or by legislation made thereunder or by the operation of law or by the express terms of the consent concerned.

                          (c) The exceptions contained in this Clause 3.4 are without prejudice to Clause 6 (Further Assurance).

                            3.5 Details of Property

                            The fact that no details of properties or agreements are included in the relevant Schedule does not affect the validity or enforceability of any security created by this Debenture.

                            3.6 Further Advances

                              The security constituted by this Debenture secures present and further advances.

                              4. CRYSTALLISATION OF FLOATING CHARGE

                              4.1 Crystallisation: By Notice

                              The Administrative Agent may at any time by notice in writing to the Chargor convert the floating charge created by Clause 3.3 (Floating Charge) with immediate effect into a fixed charge as regards all or any property or assets of the Chargor specified in the notice if:

                              (a) an Event of Default has occurred and is continuing;

                              (b) the Administrative Agent reasonably considers that any of the Charged Property may be in jeopardy or in danger of being seized or sold pursuant to any form of legal process; or

                              (c) the Administrative Agent reasonably considers that it is desirable in order to protect the priority of any security.

                                    Service by the Administrative Agent of any notice pursuant to this Clause in relation to any assets of the Chargor shall not be construed as a waiver or abandonment of the Administrative Agent's rights to serve similar notices in respect of any other assets or any other rights of the Administrative Agent hereunder.

                                    4.2 Crystallisation: Automatic

                                    Notwithstanding Clause 4.1 (Crystallisation: By Notice) and without prejudice to any law which may have a similar effect, the floating charge created by Clause 3.3 (Floating Charge) will automatically be converted (without notice) with immediate effect into a fixed charge as regards all the assets subject to such floating charge if:

                                    (a) the Chargor creates or attempts to create any Security (other than a Permitted Security) over any of the Charged Property;

                                    (b) any person levies or attempts to levy any distress, execution or other process against any of the Charged Property;

                                    (c) a resolution is passed or an order is made for the winding-up, dissolution, administration or re-organisation of any Obligor;

                                    (d) any meeting of the directors or members of any Obligor is commenced for the purpose of considering any resolution for the administration of such Obligor; or

                                    (e) any procedure or step analogous to those referred to in paragraphs (c) or (d) is taken in any jurisdiction.

                                            5. PERFECTION OF SECURITY

                                            5.1 Notices of Assignment

                                            The Chargor shall deliver to the Administrative Agent (or procure delivery of) Notices of Assignment duly executed by, or on behalf of, it:

                                            (a) in respect of each Assigned Account in the name of the Chargor, on the date of this Debenture or promptly upon the designation at any time by the Administrative Agent of any Account of the Chargor as an Assigned Account; and

                                            (b) in respect of any other asset of the Chargor which is the subject of an assignment pursuant to Clause 3.2 (Assignments) promptly upon the request of the Administrative Agent from time to time, and in each case shall use all reasonable endeavours to procure that each notice is acknowledged by the obligor or debtor specified by the Administrative Agent.

                                                  5.2 Notices of Charge

                                                  (a) The Chargor shall if requested by the Administrative Agent from time to time promptly deliver to the Administrative Agent (or procure delivery of) notices of charge in the form set out in Schedule 9 (Notice of Assignment/Charge) or in such other form as may be specified by the Administrative Agent) duly executed by, or on behalf of, the Chargor and acknowledged by the relevant addressee(s).

                                                  (b) The execution of this Debenture by the Chargor and the Administrative Agent shall constitute notice to the Administrative Agent of the charge or assignment, as the case may be, created over any Account or Assigned Account of the Chargor opened or maintained with the Administrative Agent.

                                                    5.3 Real Property: Delivery of Documents of Title

                                                    The Chargor shall upon the execution of this Debenture, and upon the acquisition by the Chargor of any interest in any freehold, leasehold or other immovable property, deliver (or procure delivery) to the Administrative Agent of, and the Administrative Agent shall be entitled to hold and retain, all deeds, certificates and other documents of title relating to such property.

                                                    5.4 Land Registration

                                                    The Chargor hereby applies to H.M. Chief Land Registrar to enter the following restriction in the Proprietorship Register of any property of the Chargor which is, or is required to be, registered forming part of the Real Property.

                                                    "Except under an Order of the Registrar no transfer, disposition, dealing, charge or mortgage by the proprietor of the land or any transfer made in the exercise of the power of sale possessed by the holder of any subsequent charge is to be registered without the consent of the proprietor for the time being of Charge No. [ ]".

                                                    5.5 Note of Debenture

                                                    In the case of any Real Property, title to which is or will be registered under the Land Registration Acts 1925 to 1988, acquired by or on behalf of the Chargor after the execution of this Debenture, the Chargor shall promptly notify the Administrative Agent of the title number(s) and, contemporaneously with the making of an application to H.M. Land Registry for the registration of the Chargor as the Registered Proprietor thereof, apply to H.M. Chief Land Registrar to enter a notice of this Debenture on the Charges Register of such property.

                                                    5.6 Further Advances

                                                    (a) Subject to the terms of the Facility Agreement each Lender is under an obligation to make further advances to the Chargor and such obligation will be deemed to be incorporated into this Debenture as if set out in this Debenture.

                                                    (b) The Chargor hereby applies to H.M. Chief Land Registrar to enter a note of the obligation to make further advances on the charges register of any registered land of the Chargor forming part of the Charged Property.

                                                      5.7 Delivery of Share Certificates

                                                      The Chargor shall:

                                                      (a) Certificated Shares: as soon as reasonably practicable following the date of this Debenture, deposit with the Administrative Agent (or procure the deposit of) all certificates or other documents of title to the Shares which are indicated in Schedule 4 (Details of Shares) to be held otherwise than in uncertificated form charged by the Chargor, and stock transfer forms (executed in blank by or on behalf of the Chargor);

                                                      (b) Uncertificated Shares: as soon as reasonably practicable following the date of this Debenture, procure the transfer of any Share details of which appear in Schedule 4 (Details of Shares) and which are indicated in such Schedule to be shares recorded on the relevant register of securities as being held in uncertificated form, provided that to the extent that any of such shares are held by any nominee of the Chargor the provisions of this Clause 5.7(b) shall be satisfied in relation to such shares if the Administrative Agent receives from such nominee a duly executed Nominee Undertaking relating to such Shares together with such instruments of transfer (with the name of the transferee, the consideration and the date left blank, but otherwise duly completed and executed) and other documents as the Administrative Agent may from time to time require for perfecting its title to such shares and to place the Chargor's escrow balance under the control of the Administrative Agent or its nominee;

                                                      (c) Investments: after any notification by the Administrative Agent to the Chargor or the Chargor otherwise becoming aware of an Event of Default, the Chargor shall promptly deliver to the Administrative Agent such duly executed and stamped instruments of transfer and other documents as the Administrative Agent may from time to time require for perfecting its title to any of the Investments (duly executed by or signed on behalf of the registered holder) or for vesting or enabling it to vest the same in the Administrative Agent or any of its nominees and shall procure that the Administrative Agent or any such nominee shall be registered as owner of such Investments promptly upon presentation of the relevant transfers or other documents provided that to the extent that any of the Investments are held by any nominee of the Chargor, the provisions of this Clause 5.7(c) shall be satisfied in relation to such Investments if the Administrative Agent receives from such nominee a duly executed Nominee Undertaking relating to such Investments together with such instruments of transfer (with the name of the transferee, the consideration and the date left blank, but otherwise duly completed and executed) and other documents as the Administrative Agent may from time to time require for perfecting its title to such Investments and provided also that, in the event of any transfer being effected whether under Clause 5.7(b) (Uncertificated Shares) or this Clause 5.7(c) or pursuant to or in connection with Clause 5.7(e) (Derivative Rights) neither the Administrative Agent nor any of its nominees shall be liable for any loss occasioned by any exercise or non-exercise of rights attached to the Investments or by failure to report to the Chargor any notice or other communication received in respect of the Investments.

                                                      (d) Admission Conditions: in respect of any Shares or Investments recorded on the relevant register of securities as being held in uncertificated form, the Chargor, upon request from the Administrative Agent, shall procure written confirmation from the issuer of such Shares or Investments addressed to the Administrative Agent that all necessary conditions applicable to the admission of such Shares or Investments to the relevant system have been fulfilled.

                                                      (e) Derivative Rights: promptly upon the accrual, offer or issue of any stock, shares, warrants or other securities in respect of or derived from the Shares or Investments charged by the Chargor, notify the Administrative Agent of that occurrence and, in the case of Investments only if so requested by the Administrative Agent, procure the delivery to the Administrative Agent of (i) all certificates or other documents of title representing such items, (ii) such stock transfer forms or other instruments of transfer (executed in blank on behalf of the Chargor) in respect thereof as the Administrative Agent may request and (iii) in respect of such items which are to be recorded on the relevant register of securities as being held in uncertificated form, procure the transfer of the relevant Shares or Investments to an escrow balance of the Chargor under the control of the Administrative Agent or its nominee.

                                                            5.8 Registration of Intellectual Property

                                                              The Chargor shall, if requested by the Administrative Agent, execute all such documents and do all acts that the Administrative Agent may reasonably require to record the interest of the Administrative Agent in any registers relating to any registered Intellectual Property of the Chargor.

                                                              6. FURTHER ASSURANCE

                                                              6.1 Further Assurance: General

                                                              The Chargor shall promptly do all such acts or execute all such documents (including assignments, transfers, mortgages, charges, notices and instructions) as the Administrative Agent may reasonably specify (and in such form as the Administrative Agent may reasonably require) in favour of the Administrative Agent or its nominee(s):

                                                              (a) to perfect the security created or intended to be created in respect of the Charged Property (which may include the execution by the Chargor of any mortgage, charge, encumbrance or other document as in each case the Administrative Agent shall stipulate (any such mortgage, charge, encumbrance or document to be in such form and to contain such provisions as the Administrative Agent shall require) over all or any of the assets constituting, or intended to constitute, Charged Property (including, without limitation, sending or procuring the sending of a properly authenticated dematerialised instruction addressed to the Operator of a relevant system) or for the exercise of the Collateral Rights;

                                                              (b) to confer on the Administrative Agent security over any property and assets of the Chargor located in any jurisdiction outside England and Wales equivalent or similar to the security intended to be conferred by or pursuant to this Debenture; and/or

                                                              (c) to facilitate the realisation of the Charged Property.

                                                                    6.2 Necessary Action

                                                                    The Chargor shall take all such action as is available to it (including making all filings and registrations) as may be necessary for the purpose of the creation, perfection, protection or maintenance of any security conferred or intended to be conferred on the Administrative Agent by or pursuant to this Debenture.

                                                                    6.3 Consents

                                                                    The Chargor shall obtain (in form and content reasonably satisfactory to the Administrative Agent) as soon as possible any consents necessary to enable the assets of the Chargor to be the subject of an effective fixed charge or assignment pursuant to Clause 3 (Fixed Charges, Assignments and Floating Charge) and, immediately upon obtaining any such consent, the asset concerned shall become subject to such security and the Chargor shall promptly deliver a copy of each consent to the Administrative Agent.

                                                                    6.4 Implied Covenants for Title

                                                                      The obligations of the Chargor under this Debenture shall be in addition to the covenants for title deemed to be included in this Debenture by virtue of Part 1 of the Law of Property (Miscellaneous Provisions) Act 1994.

                                                                      7. REPRESENTATIONS AND WARRANTIES

                                                                      7.1 Representations and Warranties

                                                                      The Chargor makes the representations and warranties set out in this Clause 7 to each Secured Party.

                                                                      7.2 Ownership of assets

                                                                      (a) In respect of the Real Property:

                                                                        (i) it is the legal and beneficial owner of the Real Property set opposite its name in Schedule 1 (Details of Real Property);

                                                                        (ii) as far as it is aware (after all due enquiry), there subsists no breach of any law or regulation which materially affects the value or existing use of such Real Property;

                                                                        (iii) as far as it is aware (after all due enquiry), there are no covenants, agreements stipulations, reservations, conditions, interests, rights, or other matters whatsoever affecting such Real Property;

                                                                        (iv) as far as it is aware (after all due enquiry), nothing has arisen or has been created or is subsisting which would be an overriding interest over the Real Property;

                                                                        (v) as far as it is aware (after all due enquiry), no facilities necessary for the enjoyment and use of such Real Property are enjoyed by that Real Property on terms entitling any person to terminate or curtail its use;

                                                                        (vi) it has not received notice of any adverse claims (other than claims which are frivolous or vexatious) by any person in respect of the ownership of the Real Property or any interest in it, nor has any acknowledgement been given to any person in respect of the Real Property; and

                                                                        (vii) the Real Property is free from any Security (other than Permitted Security), tenancies and licences.

                                                                      (b) In respect of the Charged Property (other than the Real Property) the Chargor has good title to all such assets, free from Security (other than Permitted Security) or, in the case of assets acquired after the date of this Debenture, save as disclosed at the date of acquisition.

                                                                        7.3 Status of security

                                                                        The security expressed to be created by this Debenture confers a first priority security interest over the Charged Property referred to in Clause 3 (Fixed Charges, Assignments and Floating Charge) and such security is not subject to any prior or pari passu Security (other than preferential creditors or any Permitted Security).

                                                                        7.4 Status

                                                                        The Chargor is a limited liability company duly incorporated and validly existing under the laws of its jurisdiction of incorporation and has the power or authority to own its assets and to conduct the business and operations which it conducts or proposes to conduct.

                                                                        7.5 Powers and authority

                                                                        The Chargor has full power and authority to enter into and perform this Debenture and has taken all necessary corporate or other action to authorise the execution, delivery and performance of this Debenture.

                                                                        7.6 Authorisations

                                                                        All action, conditions and things required by all applicable laws and regulations to be taken, fulfilled and done in order to (i) enable it lawfully to enter into, exercise its rights under and perform and comply with its obligations under this Debenture, (ii) ensure that those obligations are valid, legally binding and enforceable and (iii) make this Debenture admissible in evidence in England and Wales and (if different) its jurisdiction of incorporation and any other jurisdiction in which any of its assets may be situated have been taken, fulfilled and done (or, in the case of registrations, will be effected within any applicable required period).

                                                                        7.7 Non-violation

                                                                        The execution of this Debenture by the Chargor and the exercise by it of its rights and performance of or compliance with its obligations under this Debenture do not and will not violate (i) any law or regulation to which it or any of its assets is subject or (ii) any agreement to which is binding on it or any of its assets.

                                                                        7.8 Obligations binding

                                                                        The Chargor's obligations under this Debenture are, subject to any general principles of law limiting its obligations which are specifically referred to in any legal opinion delivered pursuant to Clause 4 (Conditions Precedent) of the Facility Agreement, valid, legally binding and enforceable.

                                                                        7.9 Times for making representations and warranties

                                                                          The representations and warranties set out in this Clause 7 shall be made at all times until the Secured Obligations have been satisfied.

                                                                          8. NEGATIVE PLEDGE AND DISPOSALS

                                                                          8.1 Negative Pledge

                                                                          The Chargor undertakes that it shall not, at any time during the subsistence of this Debenture, create or permit to subsist any Security over all or any part of the Charged Property other than a Permitted Security.

                                                                          8.2 No Disposal of Interests

                                                                          The Chargor undertakes that it shall not (and shall not agree to) at any time during the subsistence of this Debenture, except as permitted pursuant to the Facility Agreement or by this Clause 8:

                                                                          (a) execute any conveyance, transfer, lease or assignment of, or other right to use or occupy, all or any part of the Charged Property;

                                                                          (b) create any legal or equitable estate or other interest in, or over, or otherwise relating to, all or any part of the Charged Property;

                                                                          (c) grant or vary, or accept any surrender, or cancellation or disposal of, any lease, tenancy, licence, consent or other right to occupy in relation to any of the Charged Property;

                                                                          (d) allow any person any right to use or occupy or to become entitled to assert any proprietary interest in, or right over, the Charged Property, which may, in each case, adversely affect the value of any of the Charged Property or the ability of the Administrative Agent to exercise any of the Collateral Rights; or

                                                                          (e) assign or otherwise dispose of any interest in any Account (and no right, title or interest in relation to any Account maintained with the Administrative Agent, or the credit balance standing to any such Account shall be capable of assignment or other disposal).

                                                                                  9. SHARES AND INVESTMENTS

                                                                                  9.1 Shares: Before Event of Default

                                                                                  Prior to the occurrence of a Event of Default the Chargor shall:

                                                                                  (a) apply all dividends, interest and other monies arising from the Shares only in accordance with the Facility Agreement; and

                                                                                  (b) exercise all voting rights in relation to the Shares provided the Chargor shall not exercise such voting rights in any manner which would facilitate, or otherwise permit or agree to:

                                                                                    (i) any variation of the rights attaching to or conferred by any of the Shares; or

                                                                                    (ii) any increase in the issued share capital of the Chargor the Shares in which are charged pursuant to this Debenture, which in the opinion of the Administrative Agent would prejudice the value of, or the ability of the Administrative Agent to realise, the security created by this Debenture.

                                                                                    9.2 Shares: After Event of Default

                                                                                    The Administrative Agent may, upon the occurrence of a Event of Default, at its discretion (in the name of the Chargor or otherwise and without any further consent or authority from the Chargor):

                                                                                    (a) exercise (or refrain from exercising) any voting rights in respect of the Shares;

                                                                                    (b) apply all dividends, interest and other monies arising from the Shares in accordance with Clause 21 (Application of Moneys);

                                                                                    (c) in respect of those Shares which are indicated in Schedule 4 (Details of Shares) to be held otherwise than in uncertificated form transfer the Shares into the name of the Administrative Agent or such nominee(s) of the Administrative Agent as it shall require or in respect of those shares which are indicated in that same Schedule to be held in uncertificated form send or procure the sending of an instruction addressed to the Operator of the relevant system in form and substance satisfactory to the Administrative Agent to record the transfer of such shares to the account of the Administrative Agent or its nominee; and

                                                                                    (d) exercise (or refrain from exercising) the powers and rights conferred on or exercisable by the legal or beneficial owner of the Shares, including the right, in relation to the Chargor, the shares or other securities in which are included in the Charged Property, to concur or participate in:

                                                                                      (i) the reconstruction, amalgamation, sale or other disposal of the Chargor or any of its assets or undertaking (including the exchange, conversion or reissue of any shares or securities as a consequence thereof);

                                                                                      (ii) the release, modification or variation of any rights or liabilities attaching to any such shares or securities; and

                                                                                      (iii) the exercise, renunciation or assignment of any right to subscribe for any such shares or securities,

                                                                                          in each case in such manner and on such terms as the Administrative Agent may think fit, and the proceeds of any such action shall form part of the Charged Property.

                                                                                          9.3 Shares and Investments: Payment of Calls

                                                                                          The Chargor shall pay when due all calls or other payments which may be or become due from it in respect of any of the Shares and Investments charged by it, and in any case of default by the Chargor in such payment, the Administrative Agent may, if it thinks fit, make such payment on behalf of the Chargor in which case any sums paid by the Administrative Agent shall be reimbursed by the Chargor to the Administrative Agent on demand and shall carry interest from the date of payment by the Administrative Agent until reimbursed in accordance with Clause 2.2 (Interest on Demand).

                                                                                          9.4 Investments: Delivery of Documents of Title

                                                                                          (a) In each case where the relevant Investments are or are to be recorded on the relevant register of securities as being held other than in uncertificated form, the Chargor shall promptly on the request of the Administrative Agent deliver (or procure delivery) to the Administrative Agent, and the Administrative Agent shall be entitled to retain, all of the Investments of the Chargor and any certificates and other documents of title representing, or evidence of ownership in relation to, such Investments to which the Chargor (or its nominee(s)) is or becomes entitled together with any other document which the Administrative Agent may reasonably request including any share transfer form (in such form and executed as the Administrative Agent may reasonably require) with a view to perfecting or improving its security over such Investments or to registering any such Investment in its name or the name of any nominee(s).

                                                                                          (b) In each case where the relevant Investments are being held in uncertificated form, the Chargor shall promptly on the request of the Administrative Agent transfer the Investments to an escrow balance of the Administrative Agent (or its nominee).

                                                                                            9.5 No Restrictions on Transfer

                                                                                            Save as expressly permitted by the Administrative Agent in writing, the Chargor shall ensure that the Investments are at all times free from any restriction on transfer (whether under any relevant constitutive documents or otherwise) by the Administrative Agent or its nominees to perfect or enforce the security constituted or intended to be constituted by this Debenture and procure that the board of directors of any company in which any of the Investments are held approves any transfer of any Investments desired to be made by the Administrative Agent in the exercise of the rights, powers and remedies conferred upon it by this Debenture or by law.

                                                                                            9.6 Investments: Exercise of Rights

                                                                                              The Chargor shall not exercise any of its rights and powers in relation to any of the Investments in any manner which, in the opinion of the Administrative Agent, would prejudice the value of, or the ability of the Administrative Agent to realise, the security created by this Debenture.

                                                                                              10. ACCOUNTS

                                                                                              10.1 Accounts: Notification and Variation

                                                                                              The Chargor, during the subsistence of this Debenture:

                                                                                              (a) shall promptly deliver to the Administrative Agent on or prior to the date of this Debenture (and, if any change occurs thereafter, on the date thereof), details of each Account maintained by it with any bank or financial institution (other than with the Administrative Agent); and

                                                                                              (b) shall not, without the Administrative Agent's prior written consent, permit or agree to any variation of the rights attaching to any Account or close any Account.

                                                                                                    10.2 Accounts: Operation Before Event of Default

                                                                                                    The Chargor shall prior to the occurrence of an Event of Default be entitled to receive, withdraw or otherwise transfer any credit balance from time to time on any Account (other than an Assigned Account or the Receivables Account) subject to the terms of the Facility Agreement.

                                                                                                    10.3 Accounts: Operation After Event of Default

                                                                                                    After the occurrence of an Event of Default, the Chargor shall not be entitled to receive, withdraw or otherwise transfer any credit balance from time to time on any Account except with the prior consent of the Administrative Agent.

                                                                                                    10.4 Assigned Accounts; Receivables Account

                                                                                                    (a) The Chargor shall not be entitled to receive, withdraw or otherwise transfer any credit balance from time to time on any Assigned Account and any Receivables Account except with the prior consent of the Administrative Agent.

                                                                                                    (b) The Administrative Agent shall be entitled without notice to exercise from time to time all rights, powers and remedies held by it as assignee of the Assigned Accounts and to demand and receive all and any monies due under or arising out of each Assigned Account.

                                                                                                      10.5 Accounts: Application of Monies

                                                                                                        The Administrative Agent shall, upon the occurrence of an Event of Default, be entitled without notice to apply, transfer or set off any or all of the credit balances from time to time on any Account in or towards the payment or other satisfaction of all or part of the Secured Obligations in accordance with Clause 21 (Application of Monies).

                                                                                                        11. MONETARY CLAIMS

                                                                                                        11.1 Dealing with Monetary Claims

                                                                                                        The Chargor shall not at any time during the subsistence of the Debenture, without the prior written consent of the Administrative Agent:

                                                                                                        (a) deal with the Monetary Claims except by getting in and realising them in the ordinary and usual course of its business and paying the proceeds of those Monetary Claims into a Receivables Account or as the Administrative Agent may require (and such proceeds shall be held upon trust by the Chargor for the Administrative Agent on behalf of the Secured Parties prior to such payment in); or

                                                                                                        (b) factor or discount any of the Monetary Claims or enter into any agreement for such factoring or discounting.

                                                                                                                12. INSURANCES

                                                                                                                12.1 Insurance: Undertakings

                                                                                                                The Chargor shall at all times during the subsistence of this Debenture:

                                                                                                                (a) keep the Charged Property insured in accordance with the terms of the Facility Agreement;

                                                                                                                (b) if required by the Administrative Agent, cause each insurance policy or policies relating to the Charged Property other than any Insurance Policy which has been the subject of a Notice of Assignment pursuant to Clause 5 (Perfection of Security) to contain (in form and substance reasonably satisfactory to the Administrative Agent) an endorsement naming the Administrative Agent as sole loss payee in respect of all claims;

                                                                                                                (c) promptly pay all premiums and other moneys payable under all its Insurance Policies and promptly upon request, produce to the Administrative Agent a copy of each policy and evidence (reasonably acceptable to the Administrative Agent) of the payment of such sums; and

                                                                                                                (d) if required by the Administrative Agent (but subject to the provisions of any lease of the Charged Property), deposit all Insurance Policies relating to the Charged Property with the Administrative Agent.

                                                                                                                      12.2 Insurance: Default

                                                                                                                      If the Chargor defaults in complying with Clause 12.1 (Insurance: Undertakings), the Administrative Agent may effect or renew any such insurance on such terms, in such name(s) and in such amount(s) as it reasonably considers appropriate, and all moneys expended by the Administrative Agent in doing so shall be reimbursed by the Chargor to the Administrative Agent on demand and shall carry interest from the date of payment by the Administrative Agent until reimbursed in accordance with Clause 2.2 (Interest on Demand).

                                                                                                                      12.3 Application of Insurance Proceeds

                                                                                                                        All moneys received under any Insurance Policies relating to the Charged Property shall (subject to the rights and claims of any person having prior rights thereto) after the occurrence of an Event of Default, to be held by the Chargor upon trust for the Administrative Agent pending payment to the Administrative Agent for application in accordance with Clause 21 (Application of Monies) and the Chargor waives any right it may have to require that any such monies are applied in reinstatement of any part of the Charged Property.

                                                                                                                        13. REAL PROPERTY

                                                                                                                        13.1 Notification

                                                                                                                        The Chargor shall immediately notify the Administrative Agent of any contract, conveyance, transfer or other disposition for the acquisition by the Chargor (or its nominee(s)) of any Real Property.

                                                                                                                        13.2 Rents

                                                                                                                        The Chargor will pay the rents reserved by, and in all material respects will perform and observe all obligations on its part contained in, any lease or leases comprised within the Real Property and will not do or suffer to be done any act or thing whereby any such lease or leases becomes liable to forfeiture or may otherwise be determined.

                                                                                                                        13.3 User

                                                                                                                        The Chargor will use the land included in the Charged Property only for such purposes as may for the time being be authorised as the permitted use thereof under or by virtue of legislation relating to planning.

                                                                                                                        13.4 Notices

                                                                                                                        The Chargor will, within 14 days after the receipt of any material and formal application, requirement, order or notice served or given by any public or local or any other authority with respect to the Charged Property (or any part thereof), give written notice thereof to the Administrative Agent and also (within seven days after demand) produce the same or a copy thereof to the Administrative Agent and inform it of the steps taken or proposed to be taken to comply with any such requirement thereby made or implicit therein.

                                                                                                                        13.5 Development

                                                                                                                        The Chargor will not, except with the previous consent in writing of the Administrative Agent (such consent not to be unreasonably withheld or delayed), carry out or permit to be carried out on any part of the land included in the Charged Property, any material development (within the meaning of that expression in the Town and Country Planning Act 1990 and being development for which the permission of the local planning authority is required and has not been obtained).

                                                                                                                        13.6 Investigation of Title

                                                                                                                        The Chargor will grant the Administrative Agent or its lawyers on request all such reasonable facilities within the power of the Chargor to enable such lawyers to carry out investigations of title to the Charged Property and other property which is or may be subject to this Debenture and enquiries into matters in connection therewith as may be carried out by a prudent mortgagee as in any such case the Administrative Agent may reasonably determine to be necessary or advisable.

                                                                                                                        13.7 Compulsory Acquisition

                                                                                                                        The Chargor will not enter into any negotiations with any competent authorities with regard to the compulsory acquisition of any of its present or future real property without the consent of the Majority Lenders, or consent to the compulsory acquisition of any real property without the consent of the Majority Lenders.

                                                                                                                        13.8 Repair

                                                                                                                        The Chargor will keep:

                                                                                                                        (a) the Real Property in good and substantial repair and condition and adequately and properly painted and decorated; and

                                                                                                                        (b) the Fixtures and all plant, machinery, implements and other effects owned by it and which are in or upon the Real Property or elsewhere in a good state of repair and in good working order and condition.

                                                                                                                          13.9 Acquisitions and legal mortgage

                                                                                                                          In the case of any leasehold property in relation to which the consent of the landlord in whom the reversion of that lease is vested is required in order for the Chargor when acquiring such property to perform any of its obligations under Clause 6.1 (Further Assurance: General), the Chargor shall not be required to perform that obligation unless and until it has obtained the landlord's consent (which it shall use its reasonable endeavours to do).

                                                                                                                          13.10 Leases

                                                                                                                          The Chargor will not, without the prior consent of the Administrative Agent, grant or agree to grant (whether in exercise or independently of any statutory power) any lease or tenancy of the Real Property or any part of it or accept a surrender of any lease or tenancy or confer upon any person any contractual licence or right to occupy the Real Property.

                                                                                                                          13.11 Access

                                                                                                                          The Chargor will permit the Administrative Agent and any person nominated by it at all reasonable times to enter upon any part of the Real Property and view the state of it.

                                                                                                                          13.12 Wayleaves

                                                                                                                          The Chargor shall maintain from time to time in full force and effect all, or promptly remedy any defect in any, wayleaves which are material in the context of the Charged Property.

                                                                                                                          13.13 Environmental Matters

                                                                                                                          The Chargor shall:

                                                                                                                          (a) as soon as practicable obtain and maintain all Environmental Licences to enable it to perform its obligations under any Document;

                                                                                                                          (b) comply in all material respects with:

                                                                                                                            (i) the terms and conditions of such Environmental Licences; and

                                                                                                                            (ii) all other applicable Environmental Law,

                                                                                                                          in both cases to the extent they apply to the Charged Property; and

                                                                                                                          (c) promptly upon receipt of the same, notify the Administrative Agent of any claim, notice or other communication served on it relating to any actual or alleged breach of or failure to comply with any Environmental Law or Environmental Licence which if substantiated might have a Material Adverse Effect.

                                                                                                                                  14. INTELLECTUAL PROPERTY

                                                                                                                                  The Chargor shall:

                                                                                                                                  (a) make such registrations and pay such fees, registration taxes and similar amounts as are, in the chargor's reasonable judgment, appropriate and necessary to keep its Intellectual Property in force;

                                                                                                                                  (b) take such steps as are necessary (including the institution of legal proceedings) to prevent third parties infringing its Intellectual Property and (without prejudice to paragraph (a) above) take all other steps which are reasonably practicable to maintain and preserve its interests in its Intellectual Property; and

                                                                                                                                  (c) not, without the prior consent of the Administrative Agent (not to be unreasonably withheld or delayed):

                                                                                                                                    (i) sell, transfer, license or otherwise dispose of all or any part of its Intellectual Property; or

                                                                                                                                    (ii) permit any Intellectual Property which is registered to be abandoned or cancelled, to lapse or to be liable to any claim of abandonment for non-use or otherwise (where such lapse or abandonment would have an Material Adverse Effect).

                                                                                                                                          15. CHARGED AGREEMENTS

                                                                                                                                          15.1 Charged Agreements: General

                                                                                                                                          Notwithstanding any assignment contained in this Debenture:

                                                                                                                                          (a) the Administrative Agent will not be obliged to make any enquiry as to the nature or sufficiency of any payment made in respect of the Charged Agreements or make any claim or take any other action to collect any moneys or to enforce any of the rights, title, interest or benefits assigned under this Debenture or to which the Administrative Agent may at any time be entitled pursuant to this Debenture;

                                                                                                                                          (b) the Chargor will remain liable to perform all its obligations in respect of the Charged Agreements and the Administrative Agent will not be under any obligation of any kind whatsoever in respect of the Charged Agreements or be under any liability whatsoever in the event of any failure by the Chargor to perform its obligations in respect of the Charged Agreements; and

                                                                                                                                          (c) prior to the occurrence of an Event of Default, the Chargor shall continue to be entitled to exercise all rights and powers as the Chargor may have with respect to the Charged Agreements.

                                                                                                                                                15.2 Charged Agreements: After Event of Default

                                                                                                                                                After the occurrence of an Event of Default, the Administrative Agent (or any Receiver) may at any time, without limitation and in addition to any other powers conferred by this Debenture:

                                                                                                                                                (a) exercise all or any of the Chargor's rights and powers under or in respect of each Charged Agreement to the exclusion of the Chargor;

                                                                                                                                                (b) recover by legal process all sums of money payable under the Charged Agreements and give a good receipt therefor on behalf of the Chargor; and/or

                                                                                                                                                (c) do such acts, deeds and things as the Administrative Agent may reasonably consider necessary or proper for or in relation to any of the above-mentioned rights and powers.

                                                                                                                                                        16. LICENCES

                                                                                                                                                        16.1 Licences: Before Event Of Default

                                                                                                                                                        The Chargor shall:

                                                                                                                                                        (a) take such steps as are, in its reasonable judgment, appropriate and necessary (including the institution of legal proceedings) to keep the Licences in force;

                                                                                                                                                        (b) not, without the prior consent of the Administrative Agent (not to be unreasonably withheld or delayed):

                                                                                                                                                          (i) sell, transfer, license or otherwise dispose of all or part of its right, title and interest in the Licences;

                                                                                                                                                          (ii) permit the Licences to lapse (if such lapse would have a Material Adverse Affect);

                                                                                                                                                          (iii) breach, or fail to satisfy, any conditions of the Licences; or

                                                                                                                                                          (iv) amend the terms of the Licences;

                                                                                                                                                        (c) insofar as the Licences may expire through the effluxion of time, give sixty days' prior notice to the Administrative Agent of their impending expiry and take all such steps as may be necessary to procure the issue of a further Licence on terms similar to the expiring Licence; and

                                                                                                                                                        (d) remain liable to perform all its obligations in respect of the Licences and the Administrative Agent will not be under any obligation of any kind whatsoever in respect of the Licences or be under any liability whatsoever in the event of any failure by the Chargor to perform its obligations in respect of the Licences.

                                                                                                                                                              16.2 Licences: After Event Of Default

                                                                                                                                                              After the occurrence of an Event of Default, the Administrative Agent (or any Receiver) may at any time, without limitation and in addition to any other powers conferred by this Debenture:

                                                                                                                                                              (a) exercise all or any of the Chargor's rights and powers under or in respect of each Licence to the exclusion of the Chargor; and

                                                                                                                                                              (b) do such acts, deeds and things as the Administrative Agent may consider reasonably necessary or proper for or in relation to any of the above mentioned rights and powers.

                                                                                                                                                                      17. ENFORCEMENT OF SECURITY

                                                                                                                                                                      17.1 Enforcement

                                                                                                                                                                      After the occurrence of an Event of Default (as long as it is continuing), the security created by or pursuant to this Debenture is immediately enforceable and the Administrative Agent may, without notice to the Chargor or prior authorisation from any court, in its absolute discretion:

                                                                                                                                                                      (a) enforce all or any part of that security (at the times, in the manner and on the terms it thinks fit) and take possession of and hold or dispose of all or any part of the Charged Property; and

                                                                                                                                                                      (b) whether or not it has appointed a Receiver, exercise all or any of the powers, authorities and discretions conferred by the Law of Property Act 1925 (as varied or extended by this Debenture) on mortgagees and by this Debenture on any Receiver or otherwise conferred by law on mortgagees or Receivers.

                                                                                                                                                                            17.2 No Liability as Mortgagee in Possession

                                                                                                                                                                            Neither the Administrative Agent nor any Receiver shall be liable to account as a mortgagee in possession in respect of all or any part of the Charged Property or be liable for any loss upon realisation or for any neglect, default or omission in connection with the Charged Property to which a mortgagee in possession might otherwise be liable.

                                                                                                                                                                            17.3 Contingencies

                                                                                                                                                                            If the Administrative Agent enforces the security constituted by this Debenture at a time when no amounts are due under the Documents but at a time when amounts may or will become so due, the Administrative Agent (or the Receiver) may pay the proceeds of any recoveries made by it into an Assigned Account.

                                                                                                                                                                            17.4 Redemption of Prior Mortgages

                                                                                                                                                                            After the occurrence of an Event of Default, the Administrative Agent may:

                                                                                                                                                                            (a) redeem any prior Security against any Charged Property;

                                                                                                                                                                            (b) procure the transfer of that Security to itself; and/or

                                                                                                                                                                            (c) settle and pass the accounts of the prior mortgagee, chargee or encumbrancer; any accounts so settled and passed shall be conclusive and binding on the Chargor.

                                                                                                                                                                                  All principal moneys, interest, costs, charges and expenses of and incidental to any such redemption and/or transfer shall be paid by the Chargor to the Administrative Agent on demand.

                                                                                                                                                                                  17.5 Relationship with Administrative Agent

                                                                                                                                                                                    To the fullest extent permitted by law, any right, power or discretion conferred by this Debenture (either expressly or impliedly) upon a Receiver of the Charged Property may, after the security created by this Debenture becomes enforceable, be exercised by the Administrative Agent in relation to any Charged Property without first appointing a Receiver or notwithstanding the appointment of a Receiver.

                                                                                                                                                                                    18. EXTENSION AND VARIATION OF THE LAW OF PROPERTY ACT 1925

                                                                                                                                                                                    18.1 Extension of Powers

                                                                                                                                                                                    The power of sale or other disposal conferred on the Administrative Agent and on any Receiver by this Debenture shall operate as a variation and extension of the statutory power of sale under Section 101 of the Law of Property Act 1925 and such power shall arise (and the Secured Obligations shall be deemed due and payable for that purpose) on execution of this Debenture.

                                                                                                                                                                                    18.2 Restrictions

                                                                                                                                                                                    The restrictions contained in Sections 93 and 103 of the Law of Property Act 1925 shall not apply to this Debenture or to the exercise by the Administrative Agent of its right to consolidate all or any of the security created by or pursuant to this Debenture with any other security in existence at any time or to its power of sale, which powers may be exercised by the Administrative Agent without notice to the Chargor on or at any time after the occurrence of an Event of Default (which is continuing).

                                                                                                                                                                                    18.3 Power of Leasing

                                                                                                                                                                                      The statutory powers of leasing may be exercised by the Administrative Agent at any time on or after the occurrence of an Event of Default and the Administrative Agent and any Receiver may make any lease or agreement for lease, accept surrenders of leases and grant options on such terms as it shall think fit, without the need to comply with any restrictions imposed by Sections 99 and 100 of the Law of Property Act 1925.

                                                                                                                                                                                      19. APPOINTMENT OF RECEIVER

                                                                                                                                                                                      19.1 Appointment and Removal

                                                                                                                                                                                      After the occurrence of an Event of Default or if a petition is presented for the making of an administration order in relation to the Chargor or if requested to do so by the Chargor, the Administrative Agent may by deed or otherwise (acting through an authorised officer of the Administrative Agent), without prior notice to the Chargor:

                                                                                                                                                                                      (a) appoint one or more persons to be a Receiver of the whole or any part of the Charged Property;

                                                                                                                                                                                      (b) remove (so far as it is lawfully able) any Receiver so appointed; and

                                                                                                                                                                                      (c) appoint another person(s) as an additional or replacement Receiver(s).

                                                                                                                                                                                            19.2 Capacity of Receivers

                                                                                                                                                                                            Each person appointed to be a Receiver pursuant to Clause 19.1 (Appointment and Removal) shall be:

                                                                                                                                                                                            (a) entitled to act individually or together with any other person appointed or substituted as Receiver;

                                                                                                                                                                                            (b) for all purposes deemed to be the agent of the Chargor which shall be solely responsible for his acts, defaults and liabilities and for the payment of his remuneration and no Receiver shall at any time act as agent for any Secured Party; and

                                                                                                                                                                                            (c) entitled to remuneration for his services at a rate to be fixed by the Administrative Agent from time to time (without being limited to the maximum rate specified by the Law of Property Act 1925).

                                                                                                                                                                                                  19.3 Statutory Powers of Appointment

                                                                                                                                                                                                    The powers of appointment of a Receiver shall be in addition to all statutory and other powers of appointment of the Administrative Agent under the Law of Property Act 1925 (as extended by this Debenture) or otherwise and such powers shall remain exercisable from time to time by the Administrative Agent in respect of any part of the Charged Property.

                                                                                                                                                                                                    20. POWERS OF RECEIVER

                                                                                                                                                                                                    Every Receiver shall (subject to any restrictions in the instrument appointing him but notwithstanding any winding-up or dissolution of the Chargor) have and be entitled to exercise, in relation to the Charged Property (and any assets of the Chargor which, when got in, would be Charged Property) in respect of which he was appointed, and as varied and extended by the provisions of this Debenture (in the name of or on behalf of the Chargor or in his own name and, in each case, at the cost of the Chargor):

                                                                                                                                                                                                    (a) all the powers conferred by the Law of Property Act 1925 on mortgagors and on mortgagees in possession and on receivers appointed under that Act;

                                                                                                                                                                                                    (b) all the powers of an administrative receiver set out in Schedule 1 to the Insolvency Act 1986 (whether or not the Receiver is an administrative receiver);

                                                                                                                                                                                                    (c) all the powers and rights of an absolute owner and power to do or omit to do anything which the Chargor itself could do or omit to do; and

                                                                                                                                                                                                    (d) the power to do all things (including bringing or defending proceedings in the name or on behalf of the Chargor) which seem to the Receiver to be incidental or conducive to (i) any of the functions, powers, authorities or discretions conferred on or vested in him or (ii) the exercise of the Collateral Rights (including realisation of all or any part of the Charged Property) or (iii) bringing to his hands any assets of the Chargor forming part of, or which when got in would be, Charged Property.

                                                                                                                                                                                                            21. APPLICATION OF MONEYS

                                                                                                                                                                                                            21.1 Order of Application

                                                                                                                                                                                                            All moneys received or recovered by the Administrative Agent or any Receiver pursuant to this Debenture or the powers conferred by it shall (subject to the claims of any person having prior rights thereto and by way of variation of the provisions of the Law of Property Act 1925) be applied first in the payment of the costs, charges and expenses incurred and payments made by the Receiver, the payment of his remuneration and the discharge of any liabilities incurred by the Receiver in, or incidental to, the exercise of any of his powers, and thereafter shall be applied by the Administrative Agent (notwithstanding any purported appropriation by the Chargor) first, in or towards payment of any unpaid costs and expenses of the Administrative Agent and second, in or towards payments of any amount due by the Chargor under the Documents and finally, following satisfaction of the Secured Obligations, to the Chargor.

                                                                                                                                                                                                            21.2 Suspense Account

                                                                                                                                                                                                            Any monies received in connection with the security comprised in this Debenture may be placed to the credit of an interest bearing suspense account of the Administrative Agent with a view to preserving the rights of the Secured Parties to sue or prove for the whole of their respective claims against the Chargor or other person liable.

                                                                                                                                                                                                            21.3 Surplus Moneys

                                                                                                                                                                                                              If at any time after satisfaction of the Secured Obligations the Administrative Agent holds any surplus money payable to the Chargor, those monies shall not carry interest and may be placed to the credit of an account in the name of the Chargor with a bank. The Secured Parties shall thereupon be under no further liability in respect thereof.

                                                                                                                                                                                                              22. PROTECTION OF PURCHASERS

                                                                                                                                                                                                              22.1 Consideration

                                                                                                                                                                                                              The receipt of the Administrative Agent or any Receiver shall be conclusive discharge to a purchaser and, in making any sale or disposal of any of the Charged Property or making any acquisition, the Administrative Agent or any Receiver may do so for such consideration, in such manner and on such terms as it thinks fit.

                                                                                                                                                                                                              22.2 Protection of Purchasers

                                                                                                                                                                                                                No purchaser or other person dealing with the Administrative Agent or any Receiver shall be bound to inquire whether the right of the Administrative Agent or such Receiver to exercise any of its powers has arisen or become exercisable or be concerned with any propriety or regularity on the part of the Administrative Agent or such Receiver in such dealings.

                                                                                                                                                                                                                23. POWER OF ATTORNEY

                                                                                                                                                                                                                23.1 Appointment and Powers

                                                                                                                                                                                                                The Chargor by way of security irrevocably appoints the Administrative Agent and any Receiver severally to be its attorney and in its name, on its behalf and as its act and deed to execute, deliver and perfect all documents and do all things which the attorney may consider to be required or desirable for:

                                                                                                                                                                                                                (a) carrying out any obligation imposed on the Chargor by this Debenture (including, without limitation, the execution and delivery of any deeds, charges, assignments, mortgages or other security and any transfers of the Charged Property and to execute, seal, deliver or otherwise perfect or complete any transfer or other documents and in relation to any uncertificated securities, to send or procure the sending of such properly authenticated instructions addressed to the Operator of a relevant system which the Administrative Agent may require to perfect title to any of the Charged Property);

                                                                                                                                                                                                                (b) enabling the Administrative Agent and any Receiver to exercise, or delegate the exercise of, any of the rights, powers and authorities conferred on them by or pursuant to this Debenture or by law (including, after the occurrence of an Event of Default, the exercise of any right of a legal or beneficial owner of the Charged Property).

                                                                                                                                                                                                                      23.2 Ratification

                                                                                                                                                                                                                        The Chargor shall ratify and confirm all things done and all documents executed by any attorney in the exercise or purported exercise of all or any of his powers.

                                                                                                                                                                                                                        24. EFFECTIVENESS OF SECURITY

                                                                                                                                                                                                                        24.1 Continuing Security

                                                                                                                                                                                                                        The security created by or pursuant to this Debenture shall remain in full force and effect as a continuing security for the Secured Obligations unless and until discharged by the Administrative Agent.

                                                                                                                                                                                                                        24.2 Cumulative Rights

                                                                                                                                                                                                                        The security created by or pursuant to this Debenture and the Collateral Rights shall be cumulative, in addition to and independent of every other security which the Administrative Agent or any Secured Party may at any time hold for the Secured Obligations or any other obligations or any rights, powers and remedies provided by law. No prior security held by the Administrative Agent (whether in its capacity as Administrative Agent or otherwise) or any of the other Secured Parties over the whole or any part of the Charged Property shall merge into the security constituted by this Debenture.

                                                                                                                                                                                                                        24.3 Chargor Obligations

                                                                                                                                                                                                                        The obligations of the Chargor and the Collateral Rights shall not be discharged, impaired or otherwise affected by:

                                                                                                                                                                                                                        (a) any incapacity or lack of powers, authority or legal personality, any winding-up, dissolution, administration or re-organisation of or other change in any Obligor (including any change in its members, partners or status) or any other person;

                                                                                                                                                                                                                        (b) any of the Secured Obligations being at any time illegal, invalid, unenforceable or ineffective;

                                                                                                                                                                                                                        (c) any truce or other indulgence being granted to any Obligor or any other person;

                                                                                                                                                                                                                        (d) any amendment, variation (however fundamental), composition, waiver or release of any of the Secured Obligations or replacement of any Document;

                                                                                                                                                                                                                        (e) any failure to take or failure to realise the value of any other collateral in respect of the Secured Obligations or any release, discharge, exchange or substitution of any such collateral;

                                                                                                                                                                                                                        (f) the taking, variation, compromise, exchange, renewal or release or refusal or neglect to perfect, take up or enforce any rights against, or security over assets of any Obligor or any other person or any non-presentment or non-observance of any formality or other requirement in respect of any instrument;

                                                                                                                                                                                                                        (g) any unenforceability, illegality or invalidity of any obligation of any person under any Document or any other document or security, to the intent that the Chargor's obligations under this Debenture shall remain in full force, and this Debenture be construed accordingly, as if there were no unenforceability, illegality or invalidity; or

                                                                                                                                                                                                                        (h) any other act, event or omission which but for this provision would or might operate to impair, discharge or otherwise affect the obligations of the Chargor hereunder.

                                                                                                                                                                                                                              No Secured Party shall be concerned to see or investigate the powers or authorities of any of the Obligors or their respective officers or agents, and moneys obtained or Secured Obligations incurred in purported exercise of such powers or authorities or by any person purporting to be an Obligor shall be deemed to form a part of the Secured Obligations, and "Secured Obligations" shall be construed accordingly.

                                                                                                                                                                                                                              24.4 Immediate Recourse

                                                                                                                                                                                                                              The Chargor waives any right it may have of first requiring any Secured Party to proceed against or enforce any other rights or security or claim payment from any other person before enforcing the security constituted by this Debenture.

                                                                                                                                                                                                                              24.5 Appropriations

                                                                                                                                                                                                                              Until all the Secured Obligations have been unconditionally and irrevocably paid and discharged in full any Secured Party may:

                                                                                                                                                                                                                              (a) refrain from applying or enforcing any other moneys, security or rights held or received by it in respect of the Secured Obligations or apply and enforce the same in such manner and order as it sees fit (whether against the Secured Obligations or otherwise) and the Chargor shall not be entitled to the benefit of the same; and

                                                                                                                                                                                                                              (b) hold in a suspense account any moneys received from any Obligor on account of any Obligor's liability in respect of the Secured Obligations. Amounts standing to the credit of such suspense account shall bear interest at a rate considered by the relevant Secured Party to be a fair market rate.

                                                                                                                                                                                                                                    24.6 Non-competition

                                                                                                                                                                                                                                    Until all the Secured Obligations have been unconditionally and irrevocably paid and discharged in full the Chargor shall not after a claim has been made by virtue of any payment made or security realised under this Debenture:

                                                                                                                                                                                                                                    (a) be subrogated to any rights, security or moneys held, received or receivable by any Secured Party or be entitled to any right of contribution or indemnity;

                                                                                                                                                                                                                                    (b) claim, rank, prove or vote as a creditor of any Obligor or its estate in competition with any Secured Party; or

                                                                                                                                                                                                                                    (c) receive, claim or have the benefit of any payment, distribution or security from or on account of any Obligor, or exercise any right of set-off as against any Obligor.

                                                                                                                                                                                                                                          The Chargor will hold in trust for and forthwith pay or transfer to the Administrative Agent (acting as agent and trustee as aforesaid) any payment or distribution or benefit of security received by it contrary to the above. If the Chargor exercises any right of set-off contrary to the above, it will forthwith pay an amount equal to the amount set off to the Administrative Agent (acting as agent and trustee as aforesaid).

                                                                                                                                                                                                                                          24.7 Security held by Chargor

                                                                                                                                                                                                                                          The Chargor shall not without the prior written consent of the Administrative Agent hold any security from any other Obligor in respect of its liability under the Documents. The Chargor will hold any security held by it in breach of this provision on trust for the Administrative Agent (as agent and trustee as aforesaid).

                                                                                                                                                                                                                                          24.8 No Prejudice

                                                                                                                                                                                                                                          The security created by or pursuant to this Debenture and the Collateral Rights shall not be prejudiced by any unenforceability or invalidity of any other agreement or document or by any time or indulgence granted to the Chargor or any other person, or the Administrative Agent (whether in its capacity as Administrative Agent or otherwise) or any of the other Secured Parties or by any variation of the terms of the trust upon which the Administrative Agent holds the security or by any other thing which might otherwise prejudice that security or any Collateral Right.

                                                                                                                                                                                                                                          24.9 Remedies and Waivers

                                                                                                                                                                                                                                          No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent, any Collateral Right shall operate as a waiver, nor shall any single or partial exercise of any Collateral Right prevent any further or other exercise or the exercise of any other Collateral Right. The rights and remedies provided in this Debenture are cumulative and not exclusive of any rights or remedies provided by law.

                                                                                                                                                                                                                                          24.10 No Liability

                                                                                                                                                                                                                                          None of the Administrative Agent, its nominee(s) or any Receiver shall be liable by reason of:

                                                                                                                                                                                                                                          (a) taking any action permitted by this Debenture;

                                                                                                                                                                                                                                          (b) any neglect or default in connection with the Charged Property; or

                                                                                                                                                                                                                                          (c) taking possession of or realising all or any part of the Charged Property, except in the case of gross negligence or wilful default on its part.

                                                                                                                                                                                                                                                24.11 Partial Invalidity

                                                                                                                                                                                                                                                  If, at any time, any provision of this Debenture is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired thereby and, if any part of the security intended to be created by or pursuant to this Debenture is invalid, unenforceable or ineffective for any reason, that shall not affect or impair any other part of the security.

                                                                                                                                                                                                                                                  25. RELEASE OF SECURITY

                                                                                                                                                                                                                                                  25.1 Redemption of Security

                                                                                                                                                                                                                                                  Upon the Secured Obligations being discharged in full and none of the Secured Parties being under any further actual or contingent obligation to make advances or provide other financial accommodation to the Chargor or any other person under any of the Documents, the Administrative Agent shall, at the request and cost of the Chargor, release and cancel the security constituted by this Debenture and procure the reassignment to the Chargor of the property and assets assigned to the Administrative Agent pursuant to this Debenture, in each case subject to Clause 25.2 (Avoidance of Payments) and without recourse to, or any representation or warranty by, the Administrative Agent or any of its nominees.

                                                                                                                                                                                                                                                  25.2 Avoidance of Payments

                                                                                                                                                                                                                                                  If the Administrative Agent considers that any amount paid or credited to it is capable of being avoided or reduced by virtue of any bankruptcy, insolvency, liquidation or similar laws the liability of the Chargor under this Debenture and the security constituted hereby shall continue and such amount shall not be considered to have been irrevocably paid.

                                                                                                                                                                                                                                                  25.3 Retention of Security

                                                                                                                                                                                                                                                  The Administrative Agent may retain this Debenture, the security constituted by or pursuant to this Debenture and all documents of title, certificates and other documents relating to or evidencing ownership of all or any part of the Charged Property for a period of seven months after any discharge in full of the Secured Obligations provided that if at any time during that seven month period a petition is presented for an order for the winding-up of, or the making of an administration order in respect of, the Chargor or the Chargor commences to be wound up voluntarily or any analogous proceedings are commenced in respect of the Chargor, the Administrative Agent may continue and retain such security and such document for such further period as the Administrative Agent may determine and the security and such documents shall be deemed to have continued to have been held as security for the Secured Obligations.

                                                                                                                                                                                                                                                  25.4 Reinstatement

                                                                                                                                                                                                                                                    Where any discharge (whether in respect of the obligation of any Obligor or any security for those obligations or otherwise) is made in whole or in part or any arrangement is made on the faith of any payment, security or other disposition which is avoided or must be restored on insolvency, liquidation or otherwise without limitation, the liability of the Chargor under this Debenture shall continue as if the discharge or arrangement had not occurred. The Administrative Agent may concede or compromise any claim that any payment, security or other disposition is liable to avoidance or restoration.

                                                                                                                                                                                                                                                    26. SET-OFF

                                                                                                                                                                                                                                                    26.1 Set-off

                                                                                                                                                                                                                                                    The Administrative Agent may set off any matured obligation due from the Chargor against any matured obligation owed by the Administrative Agent to the Chargor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Administrative Agent may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off, and the Administrative Agent shall apply any moneys recovered pursuant to the exercise of any such rights in accordance with Clause 21 (Application of Monies).

                                                                                                                                                                                                                                                    26.2 Time deposits

                                                                                                                                                                                                                                                    Without prejudice to any right of set-off any Secured Party may have under any other Document or otherwise, if any time deposit matures on any account the Chargor has with any Secured Party at a time when:

                                                                                                                                                                                                                                                    (a) the security constituted by or pursuant to this Debenture has become enforceable; and

                                                                                                                                                                                                                                                    (b) no amount of the Secured Obligations is due and payable, that time deposit shall automatically be renewed for any further maturity which that Secured Party considers appropriate.

                                                                                                                                                                                                                                                            27. SUBSEQUENT SECURITY INTERESTS

                                                                                                                                                                                                                                                            If the Administrative Agent (acting in its capacity as Administrative Agent or otherwise) or any of the other Secured Parties at any time receives or is deemed to have received notice of any subsequent Security affecting all or any part of the Charged Property or any assignment or transfer of the Charged Property which is prohibited by the terms of this Debenture, the Facility Agreement or the security constituted hereby otherwise ceases to be a continuing security, all payments thereafter by or on behalf of the Chargor to the Administrative Agent (whether in its capacity as Administrative Agent or otherwise) or any of the other Secured Parties shall be treated as having been credited to a new account of the Chargor and not as having been applied in reduction of the Secured Obligations as at the time when the Administrative Agent received such notice.

                                                                                                                                                                                                                                                            28. CURRENCY INDEMNITY

                                                                                                                                                                                                                                                            If any sum (a "Sum") owing by the Chargor under any Document or any order or judgment given or made in relation to this Debenture has to be converted from the currency (the "First Currency") in which such Sum is payable into another currency (the "Second Currency") for the purpose of:

                                                                                                                                                                                                                                                            (a) making or filing a claim or proof against the Chargor;

                                                                                                                                                                                                                                                            (b) obtaining an order or judgment in any court or other tribunal;

                                                                                                                                                                                                                                                            (c) enforcing any order or judgment given or made in relation to any Document; or

                                                                                                                                                                                                                                                            (d) applying the Sum in satisfaction of any of the Secured Obligations, the Chargor shall indemnify the Administrative Agent from and against any loss suffered or incurred as a result of any discrepancy between (i) the rate of exchange used for such purpose to convert such Sum from the First Currency into the Second Currency and (ii) the rate or rates of exchange available to the Administrative Agent at the time of such receipt of such Sum.

                                                                                                                                                                                                                                                                    29. ASSIGNMENT

                                                                                                                                                                                                                                                                    The Administrative Agent may assign and transfer all or any of its rights and obligations under this Debenture. The Administrative Agent shall be entitled to disclose such information concerning the Chargor and this Debenture as the Administrative Agent considers appropriate to any actual or proposed direct or indirect successor or to any person to whom information may be required to be disclosed by any applicable law.

                                                                                                                                                                                                                                                                    30. NOTICES

                                                                                                                                                                                                                                                                    30.1 Communications in Writing

                                                                                                                                                                                                                                                                    Any communication to be made under or in connection with this Debenture shall be made in writing and, unless otherwise stated, may be made by fax, letter or telex.

                                                                                                                                                                                                                                                                    30.2 Addresses

                                                                                                                                                                                                                                                                    The address, fax number and telex number (and the department or officer, if any, for whose attention the communication is to be made) of each party to this Debenture for any communication or document to be made or delivered under or in connection with this Debenture is that identified with its name below, or any substitute address, fax number, telex number or department or officer as any party to this Debenture may notify to the other parties by not less than five Business Days' notice.

                                                                                                                                                                                                                                                                    30.3 Delivery

                                                                                                                                                                                                                                                                    (a) Any communication or document made or delivered by one person to another under or in connection with this Debenture will only be effective:

                                                                                                                                                                                                                                                                      (i) if by way of fax, when received in legible form; or

                                                                                                                                                                                                                                                                      (ii) if by way of letter, when it has been left at the relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address; or

                                                                                                                                                                                                                                                                      (iii) if by way of telex, when despatched, but only if, at the time of transmission, the correct answerback appears at the start and at the end of the senders' copy of the notice, and, if a particular department or officer is specified as part of its address details provided under Clause 30.2 (Addresses), if addressed to that department or officer.

                                                                                                                                                                                                                                                                    (b) Any communication or document to be made or delivered to the Administrative Agent will be effective only when actually received by it and then only if it is expressly marked for the attention of the department or officer identified with its signature below (or any substitute department or officer as it shall specify for this purpose).

                                                                                                                                                                                                                                                                      30.4 English Language

                                                                                                                                                                                                                                                                      (a) Any notice given under or in connection with this Debenture must be in English.

                                                                                                                                                                                                                                                                      (b) All other documents provided under or in connection with this Debenture must be:

                                                                                                                                                                                                                                                                        (i) in English; or

                                                                                                                                                                                                                                                                        (ii) if not in English, and if so required by the Administrative Agent, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

                                                                                                                                                                                                                                                                          31. EXPENSES, STAMP TAXES AND INDEMNITY

                                                                                                                                                                                                                                                                          31.1 Expenses

                                                                                                                                                                                                                                                                          The Chargor shall, within three Business Days of demand, pay to the Administrative Agent the amount of all costs and expenses (including legal fees) incurred by it in connection with the enforcement of, or the preservation of, any of the Collateral Rights or the security contemplated by this Debenture or any proceedings instituted by or against the Administrative Agent as a consequence of taking or holding the security or of enforcing the Collateral Rights, and shall carry interest from the date of such demand until so reimbursed in accordance with Clause 2.2 (Interest on Demand).

                                                                                                                                                                                                                                                                          31.2 Stamp Taxes

                                                                                                                                                                                                                                                                          The Chargor shall pay all stamp, registration and other taxes to which this Debenture, the security contemplated in this Debenture or any judgment given in connection with it is or at any time may be subject and shall, from time to time, indemnify the Administrative Agent on demand against any liabilities, costs, claims and expenses resulting from any failure to pay or delay in paying any such tax.

                                                                                                                                                                                                                                                                          31.3 Indemnity

                                                                                                                                                                                                                                                                          The Chargor shall, notwithstanding any release or discharge of all or any part of the security, indemnify the Administrative Agent, its agents, attorneys and any Receiver against any action, proceeding, claims, losses, liabilities and costs which it may sustain as a consequence of any breach by the Chargor of the provisions of this Debenture, the exercise or purported exercise of any of the rights and powers conferred on them by this Debenture or otherwise relating to the Charged Property (other than where such action, proceeding, claims, losses, liabilities or costs arise as a consequence of the gross negligence or wilful misconduct of the Administrative Agent, its agents, attorneys or any Receiver.

                                                                                                                                                                                                                                                                          31.4 Environmental Indemnity

                                                                                                                                                                                                                                                                            Without prejudice to the generality of Clause 31.3 (Indemnity) the Chargor shall forthwith on demand pay all costs, claims, losses and expenses (including legal fees and any costs, claims, losses and expenses arising from any actual or alleged breach by any person of, or failure of any person to comply with, any Environmental Law or Environmental Licence) incurred by any Secured Party, Receiver, attorney, manager, agent or other person appointed by the Administrative Agent under this Debenture and their respective officers, employees, agents and delegates in connection with the enforcement or protection of their rights under this Debenture, and keep each of them indemnified against any failure or delay in paying the same.

                                                                                                                                                                                                                                                                            32. PAYMENTS FREE OF DEDUCTION

                                                                                                                                                                                                                                                                            All payments to be made to the Administrative Agent under this Debenture shall be made free and clear of and without deduction for or on account of tax unless the relevant Chargor is required to make such payment subject to the deduction or withholding of tax, in which case the sum payable by the Chargor in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the person on account of whose liability to tax such deduction or withholding has been made receives and retains (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or required to be made.

                                                                                                                                                                                                                                                                            33. DISCRETION AND DELEGATION

                                                                                                                                                                                                                                                                            33.1 Discretion

                                                                                                                                                                                                                                                                            Any liberty or power which may be exercised or any determination which may be made hereunder by the Administrative Agent or any Receiver may, subject to the terms and conditions of the Facility Agreement, be exercised or made in its absolute and unfettered discretion without any obligation to give reasons.

                                                                                                                                                                                                                                                                            33.2 Delegation

                                                                                                                                                                                                                                                                              Each of the Administrative Agent and any Receiver shall have full power to delegate to any person (either generally or specifically) the powers, authorities and discretions conferred on it by this Debenture (including the power of attorney) on such terms and conditions as it shall see fit which delegation shall not preclude either the subsequent exercise of such power, authority or discretion by the Administrative Agent or the Receiver or any subsequent delegation or revocation thereof.

                                                                                                                                                                                                                                                                              34. PERPETUITY PERIOD AND DECLARATION OF TRUST

                                                                                                                                                                                                                                                                              34.1 Trust

                                                                                                                                                                                                                                                                              All assets, rights, interests and benefits which are now or in future granted to or conferred upon the Administrative Agent pursuant to Clause 3.1 (Fixed Charges) or otherwise mortgaged, charged, assigned or granted to it under this Debenture (or any other document required in connection herewith) and all other rights, powers and discretions granted to or conferred upon the Administrative Agent under this Debenture (or any other document required in connection herewith) shall be held by the Administrative Agent on trust for the Secured Parties from time to time in accordance with this Debenture. The trusts constituted by this Clause shall come into existence on the date of this Debenture and shall remain in full force and effect until:

                                                                                                                                                                                                                                                                              (a) no Secured Obligations are or may become payable and all obligations under the Documents have been fully and finally discharged; and

                                                                                                                                                                                                                                                                              (b) no Secured Party is under any commitment, obligation or liability (whether actual or contingent) to make advances or provide any other financial accommodation under any Document, provided that, for the purpose of the rule against perpetuities, the perpetuity period applicable to the trusts constituted by this Debenture shall be the period of 80 years less one day from the date of this Debenture.

                                                                                                                                                                                                                                                                                  35. GOVERNING LAW

                                                                                                                                                                                                                                                                                  This Debenture is governed by English law.

                                                                                                                                                                                                                                                                                  36. ENFORCEMENT

                                                                                                                                                                                                                                                                                  36.1 Jurisdiction of English courts

                                                                                                                                                                                                                                                                                  (a) The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Debenture (a "Dispute").

                                                                                                                                                                                                                                                                                  (b) The Chargor and the Administrative Agent agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly neither the Chargor nor the Administrative Agent will argue to the contrary.

                                                                                                                                                                                                                                                                                  (c) This Clause 36.1 is for the benefit of the Administrative Agent only. As a result, the Administrative Agent shall not be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Administrative Agent may take concurrent proceedings in any number of jurisdictions.

                                                                                                                                                                                                                                                                                        THIS DEBENTURE has been signed on behalf of the Administrative Agent and executed as a deed by the Chargor and is delivered on the date specified above.

                                                                                                                                                                                                                                                                                        SCHEDULE 1

                                                                                                                                                                                                                                                                                        Details of Real Property

                                                                                                                                                                                                                                                                                        Part 1
                                                                                                                                                                                                                                                                                        Registered Land

                                                                                                                                                                                                                                                                                        (Freehold or leasehold property (if any) in England
                                                                                                                                                                                                                                                                                        and Wales of which the relevant Chargor is registered
                                                                                                                                                                                                                                                                                        as the proprietor at H.M. Land Registry)
County and District/ London Borough	Description of Property	Title number

                                                                                                                                                                                                                                                                                        Part 2
                                                                                                                                                                                                                                                                                        Unregistered Land

                                                                                                                                                                                                                                                                                        (Freehold or leasehold property (if any) in England and Wales title to which is not registered at H.M. Land Registry

                                                                                                                                                                                                                                                                                        of which the relevant Chargor is the owner)

                                                                                                                                                                                                                                                                                        The freehold/leasehold property known as and comprised in the following title deed(s) or other document(s) of title:
Description	Date	Document	Parties

                                                                                                                                                                                                                                                                                        SCHEDULE 2

                                                                                                                                                                                                                                                                                        Details of Assigned Accounts

Details of bank (name, address, fax number, sort code)	Account name	Account number

                                                                                                                                                                                                                                                                                        SCHEDULE 3

                                                                                                                                                                                                                                                                                        Details of Intellectual Property

Nature of IP right (patent, trademark, registered design)	Further details of the right (relevant registry, registration reference)

                                                                                                                                                                                                                                                                                        SCHEDULE 4

                                                                                                                                                                                                                                                                                        Details of Shares

                                                                                                                                                                                                                                                                                        Part 1
Details of company in which shares are held	Number of shares	Share certificate numbers/ Uncertificated	Description of shares (par value etc)

                                                                                                                                                                                                                                                                                        Part 2

                                                                                                                                                                                                                                                                                        [YOU WILL ONLY NEED PART 2 IF SECURITY IS BEING TAKEN OVER STOCK (SUCH AS DEBENTURE STOCK) AS WELL AS SHARES]
[Name of Issuer/Obligor/ Company]	Description of Stock	[Document evidencing or indicating title] [Held in uncertificated form?]

                                                                                                                                                                                                                                                                                        SCHEDULE 5

                                                                                                                                                                                                                                                                                        Details of Investments

Description of investment

                                                                                                                                                                                                                                                                                        SCHEDULE 6

                                                                                                                                                                                                                                                                                        Details of Charged Agreements

Counterparty	Date	Description

                                                                                                                                                                                                                                                                                        SCHEDULE 7
                                                                                                                                                                                                                                                                                        Details of Licences

Issuer of Licence	Date	Description

                                                                                                                                                                                                                                                                                        SCHEDULE 8
                                                                                                                                                                                                                                                                                        Details of Insurance Policies

Insurer (name, address, fax number)	Policy number	Brief description of Policy

                                                                                                                                                                                                                                                                                        SCHEDULE 9

                                                                                                                                                                                                                                                                                        Notice of Assignment/Charge

                                                                                                                                                                                                                                                                                        Part 1
                                                                                                                                                                                                                                                                                        Form of Notice of Assignment/Charge

                                                                                                                                                                                                                                                                                        To whom it may concern

                                                                                                                                                                                                                                                                                        Date [                                  ]

                                                                                                                                                                                                                                                                                        We refer to a Debenture (the "Debenture") dated [           ], made between ourselves and, inter alia, Bank One, NA (the "Administrative Agent") as agent and as security trustee for the Secured Parties (as defined in the Debenture).

                                                                                                                                                                                                                                                                                        Unless otherwise defined herein terms and expressions defined in the Debenture shall bear the same meanings when used in this Notice and Acknowledgment.

                                                                                                                                                                                                                                                                                        We hereby give you notice that pursuant to the Debenture we, as beneficial owner with full title guarantee and as security for the payment of all the Secured Obligations (as defined in the Debenture), have assigned/charged by way of first fixed charge to the Administrative Agent all of our rights and benefits under the agreements and/or documents to which you are a party specified in the Schedule hereto (the "Agreements").

                                                                                                                                                                                                                                                                                        In connection therewith and by way of security for the Secured Obligations, we hereby irrevocably and unconditionally instruct and authorise you (notwithstanding any previous instructions whatsoever which we may have given you to the contrary), at any time after you receive notice from the Administrative Agent that the security constituted by the Debenture has become enforceable:

                                                                                                                                                                                                                                                                                        (a) to perform all your obligations under or in respect of the Agreements in favour of the Administrative Agent and to allow the Administrative Agent to exercise all or any of our rights and powers under or in respect of the Agreements to the exclusion of ourselves;

                                                                                                                                                                                                                                                                                        (b) to pay all sums of money payable under the Agreements to the Administrative Agent for which the Administrative Agent may give a good receipt therefor on behalf of ourselves; and

                                                                                                                                                                                                                                                                                        (c) to allow the Administrative Agent to do such acts, deeds and things as the Administrative Agent may consider necessary or proper for or in relation to any of the above mentioned rights and powers, provided that until you receive any such notice from the Administrative Agent, you shall perform your obligations under the Agreements to which we are a party from time to time in favour of ourselves.

                                                                                                                                                                                                                                                                                        The instructions and authorisations which are contained in this letter shall remain in full force and effect until we and the Administrative Agent give you notice in writing revoking them.

                                                                                                                                                                                                                                                                                        This letter shall be governed by and construed in accordance with English law.

                                                                                                                                                                                                                                                                                        Please would you acknowledge receipt of this letter and your acceptance of the instructions and authorisations contained in it by sending a letter addressed to us and to the Administrative Agent in the form attached hereto.

                                                                                                                                                                                                                                                                                        Yours faithfully,

                                                                                                                                                                                                                                                                                        For and on behalf of

                                                                                                                                                                                                                                                                                        RICHARDSON ELECTRONICS LIMITED

                                                                                                                                                                                                                                                                                        SCHEDULE OF ASSIGNED/CHARGED AGREEMENTS

Date	Parties (other than yourselves and ourselves)	Brief description

                                                                                                                                                                                                                                                                                        Part 2
                                                                                                                                                                                                                                                                                        Form of                                                                                                                                                                                                                                                                                         Acknowledgment

                                                                                                                                                                                                                                                                                        To: BANK ONE, NA (the "Administrative Agent") as agent and as security trustee for the Secured Parties

                                                                                                                                                                                                                                                                                        Copy: RICHARDSON ELECTRONICS LIMITED

                                                                                                                                                                                                                                                                                        Dated: [                    ]

                                                                                                                                                                                                                                                                                        Dear Sirs

                                                                                                                                                                                                                                                                                        [                       (the "Agreements")]

                                                                                                                                                                                                                                                                                        We hereby acknowledge receipt of a letter (a copy of which is attached hereto) dated [                        ] and addressed to us by Richardson Electronics Limited (the "Company") and hereby accept the instructions and authorisations contained therein and undertake to act in accordance and comply with the terms thereof.

                                                                                                                                                                                                                                                                                        In consideration of payment to us ofGBP1, receipt of which we hereby acknowledge, we hereby agree as follows:

                                                                                                                                                                                                                                                                                        (a) subject to paragraph (b) below, to comply with the provisions of the Notice;

                                                                                                                                                                                                                                                                                        (b) if you issue to us a notice (an "Enforcement Notice") that the security constituted by the Debenture has become enforceable, we agree that we will thereafter:

                                                                                                                                                                                                                                                                                        (i) perform, observe and comply with all our other undertakings and obligations under the Agreements as if you were named therein instead of Company; and

                                                                                                                                                                                                                                                                                        (ii) if you so request, in substitution for the Agreements, enter into such agreements with you or your nominee, on the same terms (mutatis mutandis) as the Agreements.

                                                                                                                                                                                                                                                                                        (c) if the Company is in breach of any of its obligations, express or implied, under the Agreements or if any event occurs which would permit us to terminate, cancel or surrender the Agreements we will (A) immediately upon becoming aware of it, give you notice of such breach of event; (B) accept as adequate remedy for any such breach performance by you of such obligations within fourteen (14) days of our written notice to you; and (C) if you so request, in substitution for the Agreements, enter into such agreements with you or your nominee on terms identical to the Agreements, with necessary changes;

                                                                                                                                                                                                                                                                                        (d) we agree that after issue by you of any Enforcement Notice, we will not recognise the exercise by the Company of any of its rights and powers under the Agreements unless and until requested to do so by you.

                                                                                                                                                                                                                                                                                        We undertake that in the event of us becoming aware at any time that any person or entity other than the Administrative Agent has or will have any right or interest whatsoever in or has made or will be making any claim or demand or taking any action whatsoever in respect of the Agreements or any of them we will forthwith give written notice thereof to the Administrative Agent.

                                                                                                                                                                                                                                                                                        We have made the acknowledgements and confirmations and have given the undertakings set out in this letter in the knowledge that they are required by the Administrative Agent in connection with the security which has been constituted by the Company in favour of the Administrative Agent as agent and trustee under the Debenture.

                                                                                                                                                                                                                                                                                        The expressions defined or used in your letter mentioned in the opening paragraph hereof shall, unless the context otherwise requires, have the same meanings in this letter.

                                                                                                                                                                                                                                                                                        This letter shall be governed by and construed in accordance with English law.

                                                                                                                                                                                                                                                                                        Yours faithfully,

                                                                                                                                                                                                                                                                                        [                            ]

                                                                                                                                                                                                                                                                                        SCHEDULE 10

                                                                                                                                                                                                                                                                                        Account Notice

                                                                                                                                                                                                                                                                                        Part 1
                                                                                                                                                                                                                                                                                        Form of Account Notice

                                                                                                                                                                                                                                                                                        To: [                                         ]

                                                                                                                                                                                                                                                                                        Dated: [                                         ]

                                                                                                                                                                                                                                                                                        We refer to the Debenture (the "Debenture") dated [                             ] made between ourselves and, inter alia, Bank One, NA (the "Administrative Agent") as agent and as security trustee for, among others, the Secured Parties (as defined in the Debenture).

                                                                                                                                                                                                                                                                                        We hereby give you notice that, pursuant to the Debenture, we, as beneficial owners with full title guarantee, have assigned/charged by way of first fixed and/or floating charge to the Administrative Agent all our rights, title and interest in and to all sums which may at any time be standing to the credit of the account no. [                 ] opened by us in your books (the "Account")

                                                                                                                                                                                                                                                                                        In connection therewith and by way of security for the Secured Obligations (as defined in the Debenture) we hereby irrevocably and unconditionally instruct and authorise you (notwithstanding any previous instructions whatsoever which we have given you to the contrary):

                                                                                                                                                                                                                                                                                        (a) to disclose to the Administrative Agent without any reference to or further authority from us and without any enquiry by you as to the justification for such disclosure, such information relating to the Account, the amount from time to time standing to the credit thereof (the "Account Funds") and the debts represented thereby as the Administrative Agent may, at any time and from time to time, request you to disclose it;

                                                                                                                                                                                                                                                                                        (b) at any time and from time to time upon receipt by you of instructions in writing from the Administrative Agent to release any amount of the Account Funds and to act in accordance with such instructions, without any reference to or further authority from us and without any enquiry by you as to the jurisdiction for such instructions or the validity thereof;

                                                                                                                                                                                                                                                                                        (c) to comply with the terms of any written notice, statement or instructions in any way relating or purporting to relate to the Account, the Account Funds or the debts represented thereby which you may receive at any time and from time to time from the Administrative Agent without any reference to or further authority from us and without any enquiry by you as to the jurisdiction for such notice, statement or instructions or the validity thereof.

                                                                                                                                                                                                                                                                                        The instructions and authorisations which are contained in this letter shall remain in full force and effect until we and the Administrative Agent give you notice in writing revoking them.

                                                                                                                                                                                                                                                                                        This letter shall be governed by and construed in accordance with English law.

                                                                                                                                                                                                                                                                                        Would you please acknowledge receipt of this letter and your acceptance of the instructions and authorisations contained in it by sending a letter addressed to us and to the Administrative Agent in the form attached hereto.

                                                                                                                                                                                                                                                                                        Yours faithfully,

                                                                                                                                                                                                                                                                                        For and on behalf of

                                                                                                                                                                                                                                                                                        RICHARDSON ELECTRONICS LIMITED

                                                                                                                                                                                                                                                                                        Part 2
                                                                                                                                                                                                                                                                                        Form of Acknowledgement of Account Notice

                                                                                                                                                                                                                                                                                        To: BANK ONE, NA (the "Administrative Agent") as agent and as security trustee for the Secured Parties

                                                                                                                                                                                                                                                                                        and

                                                                                                                                                                                                                                                                                        RICHARDSON ELECTRONICS LIMITED

                                                                                                                                                                                                                                                                                        Dated: [                                        ]

                                                                                                                                                                                                                                                                                        Dear Sirs,

                                                                                                                                                                                                                                                                                        [ACCOUNT DETAILS]

                                                                                                                                                                                                                                                                                        We hereby acknowledge receipt of a letter (a copy of which is attached hereto) dated [                        ], and addressed to us by [                      ] (the "Account Holder") and hereby accept the instructions and authorisations contained therein and undertake to act in accordance and comply with the terms thereof.

                                                                                                                                                                                                                                                                                        We hereby acknowledge and confirm to the Administrative Agent on behalf of the Secured Parties that:

                                                                                                                                                                                                                                                                                        (a) no rights of counterclaim, rights of set-off or any other equities whatsoever have arisen in our favour against the Account Holder in respect of the Account Funds or the debts represented thereby or any part thereof and we will not make any claim or demands or exercise any rights of counterclaim, rights of set-off or any other equities whatsoever against the Account Holder in respect of the Account Funds or any part thereof; and

                                                                                                                                                                                                                                                                                        (b) we have not, as at the date hereof, received any notice that any third party has or will have any right or interest in or has made or will be making any claim or demand or taking any action whatsoever against the Account Funds or the debts represented thereby or any part thereof.

                                                                                                                                                                                                                                                                                        We undertake that in the event of us becoming aware at any time that any person or entity other than the Administrative Agent has or will have any right or interest whatsoever against the Account Funds or the debts represented thereby or any part thereof we will forthwith give written notice of the terms thereof to the Administrative Agent.

                                                                                                                                                                                                                                                                                        We have made the acknowledgements and confirmations and have given the undertakings set out in this letter in the knowledge that they are required by the Administrative Agent in connection with the security which has been constituted by the Account Holder in favour of the Administrative Agent as agent and trustee under the Debenture.

                                                                                                                                                                                                                                                                                        The expressions defined or used in your letter mentioned in the opening paragraph hereof shall, unless the context otherwise requires, have the same meanings in this letter.

                                                                                                                                                                                                                                                                                        This letter shall be governed by and construed in accordance with English law.

                                                                                                                                                                                                                                                                                        Yours faithfully,

                                                                                                                                                                                                                                                                                        SCHEDULE 11

                                                                                                                                                                                                                                                                                        Insurance Notice

                                                                                                                                                                                                                                                                                        Part 1
                                                                                                                                                                                                                                                                                        Form of Insurance Notice

                                                                                                                                                                                                                                                                                        To: [             ]

                                                                                                                                                                                                                                                                                        Dated: [ ]

                                                                                                                                                                                                                                                                                        We refer to a Debenture (the "Debenture") dated [           ], made between ourselves and, inter alia, Bank One, NA (the "Administrative Agent") as agent and as security trustee for the Secured Parties (as defined in the Debenture).

                                                                                                                                                                                                                                                                                        Unless otherwise defined herein terms and expressions defined in this Debenture shall bear the same meanings when used in this Notice and Acknowledgement.

                                                                                                                                                                                                                                                                                        We further refer to the [DESCRIPTION AND NUMBER OF CONTRACT OF INSURANCE OR POLICY OF INSURANCE] dated [ ] (the "Policy") between yourselves and ourselves.

                                                                                                                                                                                                                                                                                        We hereby give you notice that pursuant to the Debenture we as beneficial owners with full title guarantee have assigned to the Administrative Agent by way of security all of our rights, title, interest and benefit in and to Policy.

                                                                                                                                                                                                                                                                                        You should note that, by virtue of the assignment by way of security comprised in the Debenture:

                                                                                                                                                                                                                                                                                        (a) all remedies under or in relation to the Policy or available at law or in equity in respect thereof are exercisable by the Administrative Agent;

                                                                                                                                                                                                                                                                                        (b) all rights to compel payment of the Policy are exercisable by the Administrative Agent; and

                                                                                                                                                                                                                                                                                        (c) all rights, title, interest and benefit whatsoever accruing to or for the benefit of ourselves arising from the Policy belong to the Administrative Agent.

                                                                                                                                                                                                                                                                                        We enclose a Loss Payable and Notice of Cancellation Clause and hereby instruct you to endorse the same on the Policy.

                                                                                                                                                                                                                                                                                        Notwithstanding the assignment by way of security contained in the Debenture, we shall remain liable under the Policy to observe and perform all obligations assumed by us under the Policy and the Administrative Agent shall have no obligation or liability whatsoever under or in respect of the Policy and no obligation or liability whatsoever in the event of any failure by us to observe and perform our obligations under the Policy.

                                                                                                                                                                                                                                                                                        The instructions and authorisations which are contained in this letter shall remain in full force and effect until we and the Administrative Agent give you notice in writing revoking them.

                                                                                                                                                                                                                                                                                        This letter shall be governed by and construed in accordance with English law.

                                                                                                                                                                                                                                                                                        Please would you acknowledge receipt of this letter and your acceptance of the instructions and authorisations contained in it by sending a letter addressed to us and to the Administrative Agent in the form attached hereto.

                                                                                                                                                                                                                                                                                        Yours faithfully,

                                                                                                                                                                                                                                                                                        For and on behalf of

                                                                                                                                                                                                                                                                                        RICHARDSON ELECTRONICS LIMITED

                                                                                                                                                                                                                                                                                        Part 2
                                                                                                                                                                                                                                                                                        Form of Loss Payable and Notice of Cancellation Clause

                                                                                                                                                                                                                                                                                        By a debenture dated [ ] (the "Debenture"), Richardson Electronics Limited (the "Chargor") assigned by way of security all its rights, title, interest and benefit in and to this Policy to Bank One, NA (the "Administrative Agent"). Terms defined in the Debenture shall have the same meanings in this Policy.

                                                                                                                                                                                                                                                                                        Until notice in writing to the contrary is received by the insurer under this Policy from the Administrative Agent:

                                                                                                                                                                                                                                                                                        (a) the Administrative Agent shall be named on this Policy as an additional insured party;

                                                                                                                                                                                                                                                                                        (b) all the proceeds of any claim under this Policy shall be paid to the Administrative Agent; and

                                                                                                                                                                                                                                                                                        (c) the Administrative Agent shall be advised:

                                                                                                                                                                                                                                                                                        (i) if any insurer under this Policy gives notice of cancellation of any insurance hereunder at least 60 days before any such cancellation is to take effect;

                                                                                                                                                                                                                                                                                        (ii) of any proposed alteration in or termination or expiry of any such insurance hereunder at least 60 days before such alteration, termination or expiry is to take effect;

                                                                                                                                                                                                                                                                                        (iii) promptly of any default in the payment of any premium or of any failure to renew any policy at least 60 days before the date on which this Policy would otherwise lapse; and

                                                                                                                                                                                                                                                                                        (iv) promptly of any act or omission or of any event of which any Insurer under this Policy has knowledge and which might invalidate or render unenforceable in whole or in part such insurance.

                                                                                                                                                                                                                                                                                        No cancellation, termination or expiry of or alteration to any insurance hereunder shall be effective as against the Administrative Agent unless the relevant provisions of this Clause have been complied with in full.

                                                                                                                                                                                                                                                                                        The insurance under this Policy shall not be vitiated or avoided as against the Administrative Agent in the event or as a result of any misrepresentation, act or neglect or failure to make disclosure on the part of any insured party (other than the Administrative Agent) or any circumstances beyond the control of an insured party.

                                                                                                                                                                                                                                                                                        The rights of the Administrative Agent under this Policy shall not be prejudiced by any act or neglect of the Chargor or any other person or by any foreclosure nor by any proceedings in relation to the Charged Property (as defined in the Debenture).

                                                                                                                                                                                                                                                                                        The Administrative Agent may but shall not be required to pay any insurance premiums due in respect of this Policy unpaid by the Chargor.

                                                                                                                                                                                                                                                                                        The insurer under this Policy agrees to waive in favour of the Administrative Agent all rights of subrogation which it may have consequent upon any payment being made under this Policy by the Insurer.

                                                                                                                                                                                                                                                                                        Part 3
                                                                                                                                                                                                                                                                                        Form of Acknowledgement of Insurance Notice

                                                                                                                                                                                                                                                                                        To: Bank One, NA (the "Administrative Agent") as agent and as security trustee for the Secured Parties

                                                                                                                                                                                                                                                                                        Dated: [            ]

                                                                                                                                                                                                                                                                                        Dear Sirs

                                                                                                                                                                                                                                                                                        [                                  (the "Policy")]

                                                                                                                                                                                                                                                                                        We hereby acknowledge receipt of a letter (a copy of which is attached hereto) dated [           ] addressed to us by Richardson Electronics Limited (the "Company") and hereby accept the instructions and authorisations contained therein and undertake to act in accordance and comply with the terms thereof.

                                                                                                                                                                                                                                                                                        We hereby:

                                                                                                                                                                                                                                                                                        (a) consent and agree to the terms of the letter and of the Debenture;

                                                                                                                                                                                                                                                                                        (b) confirm that we have not received any other notice of the interest of any third party in all or any of the property stated in the letter to have been assigned;

                                                                                                                                                                                                                                                                                        (c) confirm that a Loss Payable and Notice of Cancellation Clause in the form enclosed with the letter has been included in the Policy and that we will comply with the instructions contained therein;

                                                                                                                                                                                                                                                                                        (d) agree and confirm that we regard the Chargor as liable to perform all its obligations assumed by it under the Policy and that you are not under any obligation of any kind whatsoever in the event of any failure by the Chargor to perform its obligations thereunder;

                                                                                                                                                                                                                                                                                        (e) agree that we shall not without your prior written consent agree to or concur in any action by the Chargor which will breach the terms of the Policy, the Debenture or the letter; and

                                                                                                                                                                                                                                                                                        (f) agree that we shall not exercise any right to terminate the Policy without your consent.

                                                                                                                                                                                                                                                                                        The expressions defined or used in your letter mentioned in the opening paragraph hereof shall, unless the context otherwise requires, have the same meanings in this letter.

                                                                                                                                                                                                                                                                                        This letter shall be governed by and construed with English law.

                                                                                                                                                                                                                                                                                        Yours faithfully

                                                                                                                                                                                                                                                                                        [                            ]

                                                                                                                                                                                                                                                                                        SCHEDULE 12

                                                                                                                                                                                                                                                                                        Form of Nominee Undertaking

                                                                                                                                                                                                                                                                                        To: Bank One, NA (the "Administrative Agent") as agent and as security trustee for the Secured Parties

                                                                                                                                                                                                                                                                                        Dated: [                                             ]

                                                                                                                                                                                                                                                                                        Dear Sirs,

                                                                                                                                                                                                                                                                                        I/We refer to a Debenture (the "Debenture") dated [            ] made between Richardson Electronics Limited (the "Chargor") and yourselves.

                                                                                                                                                                                                                                                                                        Unless otherwise defined herein terms defined in the Debenture shall bear the same meanings in this Undertaking.

                                                                                                                                                                                                                                                                                        I/We declare that I/we hold the securities listed in the Appendix (the "Nominee Securities") to your order subject to the terms and conditions of the Debenture.

                                                                                                                                                                                                                                                                                        I/We declare that I am/we are not and shall never be entitled to any interest, claim or lien in or over the Nominee Securities.

                                                                                                                                                                                                                                                                                        I/We will following notice from you to me/us (such notice to be deemed conclusive and binding on me/us for all purposes) forthwith pay to you any dividends or other payments of money received by me/us in respect of the Nominee Securities and I/we hereby declare myself/ourselves as trustee of such dividends or other payments of money to hold the same, pending such payment, upon trust to pay the same to you in the manner aforesaid.

                                                                                                                                                                                                                                                                                        I/We will forthwith notify you of the contents of any communication or document received by me/us as holder of the Nominee Securities.

                                                                                                                                                                                                                                                                                        I/We will following notice from you to me/us of the happening of any event or circumstance which entitles you take any action by way of enforcement of your rights under the Debenture (such notice to be deemed conclusive and binding on me/us for all purposes) exercise, or refrain from exercising, all of my/our voting rights in respect of the Nominee Securities in accordance with your instructions provided that prior to the receipt of any such notice as aforesaid, I/we will not exercise such voting rights or any other rights forming part of the Nominee Securities other than in accordance with the terms of the Debenture.

                                                                                                                                                                                                                                                                                        I/We will, forthwith upon the accrual, offer or issue to me/us of any stock, shares, warrants or other securities in respect of or derived from in respect of the Nominee Securities, do all such acts or things required to ensure compliance by the Chargor with its obligations under Clause 5.7(e) (Derivative Rights) of the Debenture and deliver to you all certificates and other documents constituting or evidencing title to such assets and each part thereof together with instruments of transfer relating to the same complying with the provisions of Clause 5.7(e) (Derivative Rights) of the Debenture and otherwise in such manner as you may require.

                                                                                                                                                                                                                                                                                        I/We hereby irrevocably appoint you, and each and every person to whom you shall from time to time have delegated the exercise of the power of attorney conferred by this paragraph, to be my/our attorney or attorneys and in my/our name and otherwise on my/our behalf and as my/our act and deed to sign, seal, execute, deliver and perfect and do all other deeds, instruments, acts and things (including, without limitation, sending or procuring the sending of a dematerialised instruction addressed to the Operator of a relevant system) which may be required (or which you shall consider requisite) for carrying out any obligation imposed on me/us by or pursuant to this Undertaking (including any covenants for further assurance implied by Section 1(2) of the Law of Property (Miscellaneous Provisions) Act 1994 which shall be deemed to be incorporated within this Undertaking as if I/we had legally mortgaged the Nominee Securities to you with full title guarantee), for carrying any sales or other dealing by you into effect, for conveying or transferring any legal estate, entitlement or other interest in the Nominee Securities or otherwise howsoever and generally for enabling you to exercise the respective powers conferred on you by or pursuant to this Undertaking or the Debenture, as the case may be, or by law. You shall have full power to delegate the power conferred on you by this Undertaking, but no such delegation shall include the subsequent exercise of such power by you or preclude you from making a subsequent delegation of such power to some other person. Any such delegation may be revoked by you at any time.

                                                                                                                                                                                                                                                                                        I/We shall ratify and confirm all transactions entered into by you or any delegate of yours in the exercise or purported exercise of the respective powers of any such person and all transactions entered into, documents executed and things done by you or any delegate by virtue of the power of attorney given above.

                                                                                                                                                                                                                                                                                        The power of attorney granted by this Undertaking is granted irrevocably and for value as part of the security constituted by this Undertaking and the Debenture to secure the proprietary interest of, and the performance of obligations owed to, the respective donee(s) within the meaning of the Powers of Attorney Act 1971.

                                                                                                                                                                                                                                                                                        This Undertaking shall be governed by and construed in accordance with English law.

                                                                                                                                                                                                                                                                                        IN WITNESS whereof I/we have caused this Undertaking to be executed as a deed the day and the year first before written.

                                                                                                                                                                                                                                                                                        SIGNED and DELIVERED )

                                                                                                                                                                                                                                                                                        By [NAME OF NOMINEE] )

                                                                                                                                                                                                                                                                                        in the presence of :- )

                                                                                                                                                                                                                                                                                        Witness' Signature ___________

                                                                                                                                                                                                                                                                                        Name in block capitals _________..

                                                                                                                                                                                                                                                                                        Address _______________..

                                                                                                                                                                                                                                                                                        _______________..

                                                                                                                                                                                                                                                                                        Occupation ...........................................

                                                                                                                                                                                                                                                                                        APPENDIX
                                                                                                                                                                                                                                                                                        Securities held by Nominee on behalf of the Chargor

Description of securities	Number of securities

                                                                                                                                                                                                                                                                                        The Chargor

                                                                                                                                                                                                                                                                                        EXECUTED as a DEED
                                                                                                                                                                                                                                                                                        for and on behalf of
                                                                                                                                                                                                                                                                                        RICHARDSON ELECTRONICS LIMITED
                                                                                                                                                                                                                                                                                        by:

                                                                                                                                                                                                                                                                                        ______________________ Director
                                                                                                                                                                                                                                                                                        Print name:

                                                                                                                                                                                                                                                                                        ______________________ Director/Secretary
                                                                                                                                                                                                                                                                                        Print name:

                                                                                                                                                                                                                                                                                        Address:

                                                                                                                                                                                                                                                                                        c/o Richardson Electronics, Ltd.

                                                                                                                                                                                                                                                                                        40WZ67 Keslinger Road

                                                                                                                                                                                                                                                                                        PO Box 393

                                                                                                                                                                                                                                                                                        La Fox IL

                                                                                                                                                                                                                                                                                        6-147-0393

                                                                                                                                                                                                                                                                                        Fax No: +1 630 208 2950

                                                                                                                                                                                                                                                                                        Telex No:

                                                                                                                                                                                                                                                                                        Attention:

                                                                                                                                                                                                                                                                                        Legal Department

                                                                                                                                                                                                                                                                                        AND

                                                                                                                                                                                                                                                                                        The Administrative Agent

                                                                                                                                                                                                                                                                                        BANK ONE, NA

                                                                                                                                                                                                                                                                                        By:

                                                                                                                                                                                                                                                                                        Address:

                                                                                                                                                                                                                                                                                        120 S. La Salle Street

                                                                                                                                                                                                                                                                                        Suite 1201

                                                                                                                                                                                                                                                                                        Chicago

                                                                                                                                                                                                                                                                                        Illinois 60603

                                                                                                                                                                                                                                                                                        Fax No: +1 312 661 5034

                                                                                                                                                                                                                                                                                        Telex No:

                                                                                                                                                                                                                                                                                        Attention:

                                                                                                                                                                                                                                                                                        Gregory H. Teegen